UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[_] Preliminary Proxy Statement	[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-12

REGIONAL HEALTH PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REGIONAL HEALTH PROPERTIES, INC.
454 Satellite Boulevard

Suite 100

Suwanee, Georgia  30024

November 5, 2020

Dear Regional Health Properties Shareholders:

It is my pleasure to invite you to attend this year’s Annual Meeting of Shareholders, which will be held on Wednesday, December 16, 2020, at Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia, at 10:00 a.m., local time.  We look forward to personally seeing as many of our shareholders as possible.

The Notice of 2020 Annual Meeting of Shareholders and the accompanying proxy statement provide information concerning matters to be considered and voted on at the Annual Meeting. At the Annual Meeting, we also will report on our business and other matters of current interest to our shareholders and respond to appropriate questions.

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible to ensure your shares are represented at the Annual Meeting.

Thank you for your continued interest in Regional Health Properties.

Sincerely,

/s/ Brent Morrison

Brent Morrison

Chief Executive Officer and President

REGIONAL HEALTH PROPERTIES, INC.
454 Satellite Boulevard

Suite 100

Suwanee, Georgia  30024

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME	Wednesday, December 16, 2020, at 10:00 a.m., local time
PLACE	Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia
ITEMS OF BUSINESS

•To elect the four director nominees named in the accompanying proxy statement to serve until our 2021 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal  (Proposal 1);

•To approve the Regional Health Properties, Inc. 2020 Equity Incentive Plan (Proposal 2);

•To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3); and

•To transact such other business as may properly come before the 2020 Annual Meeting of Shareholders and any adjournments or postponements thereof.

RECORD DATE

October 8, 2020. Only shareholders of record of our common stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the 2020 Annual Meeting of Shareholders and any adjournments or postponements thereof.

ANNUAL REPORT	Our Annual Report on Form 10-K for the year ended December 31, 2019 accompanies the proxy statement.
E-PROXY PROCESS

We have adopted rules promulgated by the Securities and Exchange Commission that allow companies to furnish proxy materials to their shareholders over the Internet. On November 6, 2020, we will mail a Notice of Internet Availability of Proxy Materials to all shareholders of record of our common stock as of the close of business on October 8, 2020. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials and how to vote your shares, as well as instructions on how to request a paper copy of our proxy materials.

Whether or not you plan to attend the 2020 Annual Meeting of Shareholders, please read the accompanying proxy statement and the voting instructions in the Notice of Internet Availability of Proxy Materials. Then please vote over the Internet or, if you received or requested a paper proxy card in the mail, by completing, signing, dating and mailing the completed proxy card to us. The instructions in the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to be Held on Wednesday, December 16, 2020:  Our 2020 proxy materials and Annual Report on Form 10-K for the year ended December 31, 2019 are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2020.

By Order of the Board of Directors,

/s/Tonya McMorris

Tonya McMorris

Corporate Secretary

Suwanee, Georgia

November 5, 2020

i

ii

REGIONAL HEALTH PROPERTIES, INC.
454 Satellite Boulevard

Suite 100

Suwanee, Georgia  30024

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING OF SHAREHOLDERS

Regional Health Properties, Inc. (the “Company” or “we”) is furnishing this proxy statement (this “Proxy Statement”) in connection with the solicitation by our Board of Directors (the “Board of Directors” or the “Board”) of proxies for our 2020 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of 2020 Annual Meeting of Shareholders. The Annual Meeting will be held on Wednesday, December 16, 2020, at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia, at 10:00 a.m., local time.

This Proxy Statement provides information regarding matters to be voted on at the Annual Meeting.  Additionally, it contains certain information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to our shareholders. This Proxy Statement is also used by the Board to solicit proxies to be used at the Annual Meeting so that all shareholders of record have an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting. The Board has designated Brent Morrison, our Chief Executive Officer and President, and Benjamin A. Waites, our Chief Financial Officer and Vice President (together the “Proxy Holders”), to vote the shares represented by proxies at the Annual Meeting in the manner indicated by such proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2020

Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), over the Internet. Accordingly, we are providing our shareholders with a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials and how to vote your shares, as well as instructions on how to request a paper or e-mail copy of our proxy materials. We believe this electronic distribution process expedites shareholders’ receipt of proxy materials and reduces the environmental impact and cost of printing and distributing our proxy materials. We will mail the Notice of Internet Availability of Proxy Materials on November 6, 2020, to all shareholders of record of our common stock, no par value per share (the “common stock”), as of the close of business on October 8, 2020 (the “record date”). You should read the entire Proxy Statement carefully before voting.

If you attend the Annual Meeting, then you may vote in person. If you are not present at the Annual Meeting, then your shares may be voted only by a person to whom you have given a valid proxy.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you were a shareholder of record of the common stock as of the close of business on October 8, 2020, the record date.  Shareholders of record of the common stock are entitled to vote on all matters coming before the Annual Meeting.  Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Holders of our 10.875% Series A Cumulative Redeemable Shares (the “Series A Preferred Stock”) are not entitled to receive notice of, or vote at, the Annual Meeting.

How many votes am I entitled to for each share I hold?

Each share of common stock is entitled to one vote on each matter voted on at the Annual Meeting.

What constitutes a quorum for the Annual Meeting?

A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of a majority of the votes entitled to be cast on a matter will constitute a quorum for action on that matter.  As of the October 8, 2020 record date, we had 1,688,219 shares of common stock outstanding - meaning that 844,110 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum.  For purposes of determining whether a quorum exists, broker non-votes (as described below) and proxies received but marked “ABSTAIN” will be counted.

If a quorum is not present at the scheduled time of the Annual Meeting, then we may adjourn the Annual Meeting until a quorum is present.  Any adjournment of the Annual Meeting may be made from time to time by the holders of a majority of the voting shares represented in person or by proxy at the Annual Meeting. Any adjournment of the Annual Meeting because of the absence of a quorum will be voted upon by the Proxy Holders pursuant to the discretionary authority granted to them by the proxy card. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and, unless such adjournment is for more than 120 days or the Board fixes a new record date for the adjourned Annual Meeting, no other notice will be given.  An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

Holders of the common stock are being asked to vote on the following proposals:

•

Election of the four director nominees named in this Proxy Statement to serve until our 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) and until their successors are elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

•	Approval of the Regional Health Properties, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) (“Proposal 2”); and
•	Ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the year ending December 31, 2020 (“Proposal 3”).

Your proxy also will give the Proxy Holders the authority to vote in their discretion on any other business on which you are entitled to vote and which properly comes before the Annual Meeting.

What vote is required under Georgia law, and how will the votes be counted, to elect directors and to approve the other proposals?

Proposal	Voting Options	Vote Required to Elect or Approve (Assuming a Quorum Exists)	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors (Proposal 1)	For or Withhold	A plurality of votes cast at the Annual Meeting by shares entitled to vote in the election	No effect	No effect
Approval of the 2020 Plan (Proposal 2)	For, Against or Abstain	Votes cast favoring the action exceed the votes cast opposing the action	No effect	No effect
Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 3)	For, Against or Abstain	Votes cast favoring the action exceed the votes cast opposing the action	No effect	Brokers have discretion to vote

We are asking our shareholders to approve the 2020 Plan at the Annual Meeting, among other reasons, because the NYSE American rules require shareholder approval of equity compensation arrangements pursuant to which options or stock may be acquired by officers, directors, employees or consultants. Under the NYSE American rules, shareholder approval of the 2020 Plan requires approval by a majority of votes cast and abstentions have the same effect as a vote against such approval.

How does the Board recommend that I vote?

The Board recommends that you vote:

•

“FOR” the election of the four director nominees named in this Proxy Statement to serve until the 2021 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal (Proposal 1);

•	“FOR” the approval of the 2020 Plan (Proposal 2); and
•	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3).

What happens if a director nominee is unable to stand for election?

If a director nominee is unable to stand for election, then the Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee.  If the Board designates a substitute nominee, then shares represented by proxies voted for the director nominee unable to stand for election will be voted for the substitute nominee. At the time this Proxy Statement was printed, the Board was unaware of any director nominee who is unable to stand for election.

How will a proposal or other matter that was not included in this Proxy Statement be handled for voting purposes if it is raised at the Annual Meeting?

If any matter that is not described in this Proxy Statement should properly come before the Annual Meeting, then the Proxy Holders will vote the shares represented by valid proxies in their discretion.  At the time this Proxy Statement was printed, the Board was unaware of any other matters that might be properly brought for shareholder action at the Annual Meeting.

Why was I mailed a Notice of Internet Availability of Proxy Materials instead of a full set of printed proxy materials?

In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to provide access to such materials to our shareholders over the Internet. Accordingly, on November 6, 2020, we will mail a Notice of Internet Availability of Proxy Materials to all shareholders of record of the common stock as of the close of business on the record date. Shareholders will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials, which also contains instructions on how to vote your shares, as well as instructions on how to request a paper or e-mail copy of our proxy materials. We encourage you to take advantage of the availability of our proxy materials over the Internet to help reduce the environmental impact and cost of printing and distribution our proxy materials.

How can I access the proxy materials on the internet?

The Notice of Internet Availability of Proxy Materials provides you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting over the Internet;
•	Vote your shares after you have viewed our proxy materials (including any control/identification numbers that you need to access your form of proxy);
•	Request a printed copy or e-mail copy with links to the proxy materials, including the date by which the request should be made to facilitate timely delivery; and
•	Instruct us to send our future proxy materials to you by mail or electronically by e-mail.

Will I receive any other proxy materials by mail (besides the Notice of Internet Availability of Proxy Materials)?

If you request paper copies of our proxy materials by following the instructions in the Notice of Internet Availability of Proxy Materials, then we will send you our proxy materials, including a proxy card, in the mail.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice of Internet Availability of Proxy Materials, this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, then you will receive a separate Notice of Internet Availability of Proxy Materials and voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, then you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the difference between a shareholder of record and a shareholder who holds shares in “street name”?

If your shares of common stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock”), then you are considered a shareholder of record with respect to those shares. The Notice of Internet Availability of Proxy Materials, and, if requested, any printed copies of the proxy materials, including any proxy cards or voting instructions, have been sent directly to you by Continental Stock at our request.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability of Proxy Materials and, if applicable, any printed copies of the proxy materials, including any proxy cards or voting instructions, are being forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you hold your shares in “street name”, then your broker has discretionary authority to vote your shares with respect to Proposal 3 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2020). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 (election of directors) or Proposal 2 (approval of the 2020 Plan).

How do I vote?

If you are a shareholder of record, then you may vote your common stock in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you have two ways to vote:

•

Via the Internet: You may vote your proxy over the Internet by visiting the website www.cstproxyvote.com. Have the Notice of Internal Availability of Proxy Materials or, if applicable, the proxy card that may have been provided to you, in hand when you access the website and follow the instructions for Internet voting on that website. You may also access the website using your mobile phone and the instructions on the Notice of Internet Availability of Proxy Materials; or

•

Via Mail: If you receive or request a paper copy of the proxy materials by mail, then you may vote by indicating on the proxy card(s) applicable to your common stock how you want to vote and signing, dating and mailing your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the Annual Meeting.

Please refer to the specific instructions set forth in your Notice of Internet Availability of Proxy Materials or proxy card for additional information on how to vote. When you vote via internet or mail, you will direct the Proxy Holders to vote your common stock at the Annual Meeting in accordance with your instructions.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. Please note that Internet voting will close at 11:59 p.m., Eastern Time, on December 15, 2020. If you complete all of the proxy card except for one or more of the voting instructions, then the Proxy Holders will vote your shares “FOR” each proposal for which you provide no voting instructions. If any other matters properly come before the Annual Meeting, then the Proxy Holders will vote your shares in accordance with their discretion. We do not anticipate any other matters will come up at this time.

If you hold your shares in “street name,” then your bank, broker or other nominee should provide to you a voting instruction card along with our proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares with respect to Proposal 3 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2020).

If your shares of common stock are held in “street name,” then your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your proxy card or voting instruction card.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, then you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, then you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a shareholder of record, then you may vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” then you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also vote via Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, then the Proxy Holders will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

•

“FOR” the election of the four director nominees named in this Proxy Statement to serve until the 2021 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal (Proposal 1);

•	“FOR” the approval of the 2020 Plan (Proposal 2); and
•	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3).

If you are a “street name” holder and do not provide voting instructions on one or more proposals, then your bank, broker or other nominee will be unable to vote those shares in relation to Proposal 1 (election of directors) and Proposal 2 (approval of the 2020 Plan). The nominee will have discretion to vote on Proposal 3 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2020).

Can I change my vote after submission?

Yes. Regardless of the method used to cast a vote, if you are a shareholder of record, then you may change your vote or revoke your proxy by:

•

Delivering to us at any time before the Annual Meeting is called to order a written notice of revocation addressed to Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024, Attention: Corporate Secretary;

•

Casting a new vote over the Internet by visiting the website www.cstproxyvote.com and following the instructions in your Notice of Internet Availability of Proxy Materials or, if applicable, the proxy card that may have been provided to you, before the Internet voting deadline of 11:59 p.m., Eastern Time, on December 15, 2020;

•

Completing, signing and returning a new proxy card with a later date than your original proxy card, if applicable, no later than the time the Annual Meeting is called to order and any earlier proxy will be revoked automatically; or

•

Attending the Annual Meeting and voting in person, and any earlier proxy will be revoked. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary of the Company before the Annual Meeting is called to order.

If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, then you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

Who will count the votes?

A representative of Continental Stock will act as the inspector of election and count the votes.

What do I need to do if I want to attend the Annual Meeting?

You do not need to make a reservation to attend the Annual Meeting. However, attendance at the Annual Meeting is limited to shareholders or their designated representatives.  If you are a “street name” holder, then you must bring a statement from your bank, broker or other nominee evidencing your beneficial ownership as of the record date to gain admission to the Annual Meeting. We reserve the right to limit the number of designated representatives who may attend the Annual Meeting.

Is this Proxy Statement the only way proxies are being solicited?

In addition to the solicitation of proxies by use of electronic and mail distribution, if deemed advisable, our directors, officers and employees may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board, and all costs and expenses incurred in connection with the solicitation are being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding our proxy materials to beneficial owners of the common stock.

Does the Company participate in householding?

A single set of proxy materials, along with individual proxy cards, or individual Notices of Internet Availability of Proxy Materials, will be delivered in one envelope to multiple shareholders of record having the same last name and address, unless contrary instructions have been received from an affected shareholder.  This is referred to as “householding.”  We believe this procedure provides greater convenience to our shareholders and saves money by reducing our printing and mailing costs and fees.  If you would like to enroll in this service or receive individual copies of all documents, then please contact Continental Stock by phone at (917) 262-2373, by e-mail at www.proxy@continentalstock.com or by mail at the following address: 1 State Street 30th Floor, New York, New York 10004.  Alternatively, if you participate in householding and would like to revoke your consent or otherwise would like to receive separate copies of our proxy materials, then please contact Continental Stock as described above and we will promptly deliver them to you upon your written or oral request.

A number of brokerage firms have instituted householding.  If you are a beneficial holder, then please contact your broker, bank or other nominee to request information about householding.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to be Held on Wednesday, December 16, 2020:  Our 2020 proxy materials and the 2019 Annual Report are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2020.

PROPOSAL 1:
ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors shall be no less than three and no greater than twelve as may be determined by resolution of the Board from time to time.  Our Amended and Restated Articles of Incorporation, as amended (the “Articles”), and Bylaws provide that each director shall be elected at each annual meeting of shareholders and shall hold office until the next annual meeting of shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. We currently have four directors on the Board, each who were elected by the shareholders of the common stock at the Company’s 2019 Annual Meeting of Shareholders and who are standing for reelection at the Annual Meeting.

The terms of the Series A Preferred Stock as set forth in the Articles provide that, because the Company has not declared a Series A Preferred Stock dividend for at least four quarters (which occurred as of September 30, 2018), the number of directors constituting the Board is automatically increased by two and the holders of the Series A Preferred Stock are entitled to vote as a class with respect to the election of those two directors at a special meeting called by the Company upon request of the holders of record of at least 25% of the outstanding shares of Series A Preferred Stock. As of the date of this Proxy Statement, no such request from holders of record has been received by the Company.

Director Nominees

All of our current directors have been selected by the Board, upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”), to stand for election at the Annual Meeting to serve until the 2021 Annual Meeting and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.  Certain information about each director nominee’s experience, qualifications and skills are set forth below.

Name	Age	Occupation	Independent	Director Since	Committee Memberships
Michael J. Fox*	43	Chief Executive Officer of Park City Capital, LLC	Yes	October 2013	Audit Compensation Nominating**
Brent Morrison	44	Chief Executive Officer and President, and Managing Director of Zuma Capital Management LLC	No	October 2014
Kenneth W. Taylor***	59	Chief Financial Officer of H-E Parts International, LLC	Yes	February 2018	Audit** Compensation Nominating
David A. Tenwick	82	Founder of the Company and independent business consultant	Yes	August 1991	Audit Compensation** Nominating

*	Lead Independent Director
**	Committee Chair
***	Audit Committee Financial Expert

For additional information about the director nominees and their experience, qualifications and skills, see “Board of Directors - Directors and Director Nominees.”  For arrangements regarding the directors’ service as directors, see “Board of Directors - Arrangements with Directors Regarding Election.”

Each director will be elected by a plurality of the votes cast.  The four director nominees receiving the greatest number of votes will be elected to the Board.  Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” the election to the Board of the director nominees named above to serve until the 2021 Annual Meeting and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.  If any director nominee is unable to serve, then proxies may be voted for a substitute nominee selected by the Board.  The Board has no reason to believe that any director nominee will not be able to serve if so elected.

The Board recommends a vote “FOR” the election to the Board of each of the director nominees named above (Proposal 1).

PROPOSAL 2:
APPROVAL OF THE REGIONAL HEALTH PROPERTIES, INC. 2020 EQUITY INCENTIVE PLAN

Overview

The Board of Directors believes that stock-based incentive awards can play an important role in our success by encouraging and enabling our employees, directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in us. The Board believes that providing such persons with a direct stake in us assures a closer identification of the interests of such individuals with ours and our shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us.

On November 4, 2020, the Board adopted, subject to shareholder approval, the Regional Health Properties, Inc. 2020 Equity Incentive Plan. The 2020 Plan is designed to enhance the flexibility to grant equity awards to our employees, directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Compensation Committee of the Board (the “Compensation Committee”).  A copy of the 2020 Plan is attached as Appendix A to this Proxy Statement.

If the 2020 Plan is approved by our shareholders and becomes effective, then the 2020 Plan will replace our 2011 Stock Incentive Plan (the “2011 Plan”) and no future awards will be granted under the 2011 Plan.  If the 2020 Plan is not approved by our shareholders, then the 2020 Plan will not become effective and the 2011 Plan will continue in full force and effect under its existing terms.

As of November 4, 2020, there were outstanding and granted under the 2011 Plan: (i) incentive stock options to purchase 639 shares of common stock with a weighted average exercise price of $49.77 per share; (ii) non-qualified stock options to purchase 12,767 shares of common stock with a weighted average exercise price of $47.42 per share; and (iii) 13,618 shares of unvested restricted stock with time-based vesting and a weighted average grant date value per share of $3.60.  As of November 4, 2020, there were 21,081 shares of common stock available for awards under the 2011 Plan.

We are asking our shareholders to approve the 2020 Plan. Shareholder approval of the 2020 Plan is necessary in order for us to: (i) meet the NYSE American shareholder approval requirements; (ii) be permitted to grant incentive stock options under the 2020 Plan; and (iii) obtain ratification of a Board-approved limit on the aggregate annual compensation payable to our non-employee directors.

Summary of Material Features of the 2020 Plan

The material features of the 2020 Plan are as follows:

•	The maximum number of shares of common stock to be issued under the 2020 Plan is 250,000 shares, subject to adjustment as described below;
•

The award of stock options (both incentive and non-qualified), restricted common stock, restricted stock units, deferred stock units, stock appreciation rights, performance units and other stock-based awards is permitted;

•

Shares tendered or held back for taxes will not be added back to the reserved pool under the 2020 Plan.  Upon the exercise of a stock appreciation right, the gross number of shares exercised will be charged against the reserved pool.  Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2020 Plan;

•	Except in connection with certain changes in our capital structure, shareholder approval will be required for any “repricing” of any stock option or stock appreciation right;

•	The value of all awards awarded under the 2020 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $75,000; and
•

No awards may be made under the 2020 Plan after the 10th anniversary of the date of shareholder approval of the 2020 Plan, and no incentive stock options may be granted after the 10th anniversary of the date of Board approval of the 2020 Plan.

Based solely on the $1.44 per share closing price of the common stock as reported by the NYSE American on October 30, 2020, and assuming a maximum number of 250,000 shares of commons stock that would have been available for awards as of such date under the 2020 Plan if it were in effect as of such date, the maximum aggregate market value of common stock issuable under the 2020 Plan as of such date is $360,000.

The shares of common stock underlying any awards granted under the 2020 Plan or the 2011 Plan that are forfeited, cancelled or otherwise terminated (other than by exercise) will be added back to the shares of common stock available for issuance under the 2020 Plan. However, shares: (i) tendered or held back upon exercise of a stock option or other award under the 2020 Plan to cover the exercise price or tax withholding; and (ii) subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the 2020 Plan.  In addition, shares of common stock repurchased by the Company on the open market will not be added back to the shares of common stock available for issuance under the 2020 Plan.

Rationale for Share Increase

The 2020 Plan is critical to our ongoing effort to build shareholder value.  Equity incentive awards are an important component of our executive and non-executive employees’ compensation. The Compensation Committee and the Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

We manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually.  The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize shareholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees and directors. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees.  By doing so, we link the interests of those employees and directors with those of our shareholders and motivate our employees to act as owners of the business.

Summary of the 2020 Plan

The following description of certain features of the 2020 Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the 2020 Plan, which is attached hereto as Appendix A.

Administration.  The 2020 Plan will be administered by the Compensation Committee.  The Compensation Committee has full power, subject to the provisions of the 2020 Plan, to: (i) select, from among the individuals eligible for awards, the individuals to whom awards will be granted; (ii) make any combination of awards to participants; (iii) determine the type of awards; and (iv) determine the specific terms and conditions of each award.

Eligibility; Plan Limits.  All employees and non-employee directors are eligible to participate in the 2020 Plan as well as consultants who are natural persons and are designated as eligible by the Compensation Committee.  As of October 8, 2020, approximately 22 individuals would have been eligible to participate in the 2020 Plan had it been effective on such date, including two executive officers, 14 employees who are not executive officers, three non-employee directors and three consultants.  There are certain limits on the number of awards that may be granted under the 2020 Plan.  For example, awards with respect to no more than 24,000 shares of common stock may be granted to any individual in any one calendar year, and no more than 250,000 shares of common stock may be granted in the form of incentive stock options.

Director Compensation Limit.  The 2020 Plan provides that the value of all awards under the 2020 Plan and all other cash compensation paid by us to any non-employee director in any calendar year shall not exceed $75,000.

Stock Options.  The 2020 Plan permits the granting of: (i) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) options that do not so qualify.  Options granted under the 2020 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options.  Incentive stock options may only be granted to employees of the Company and its subsidiaries.  Non-qualified options may be granted to any persons eligible to receive incentive options and to all other eligible participants in the 2020 Plan. The option exercise price of each option will be determined by the Compensation Committee.  The exercise price may not be less than 100% of the fair market value of the common stock on the date of grant.  Fair market value for this purpose shall be the closing sales price of the common stock as quoted on the NYSE American, or if the closing sales price is not quoted on such date of determination, the closing sales price on the last preceding date for which such quotation exists. The exercise price of an option may not be reduced after the date of the option grant without shareholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant.  The Compensation Committee will determine at what time or times each option may be exercised.  In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2020 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee.

Upon exercise of options, the option exercise price must be paid in full: (i) in cash or by certified check; (ii) by delivery of shares of common stock having a value equal to the exercise price; (iii) by broker-assisted exercise; (iv) with respect to stock options that are not incentive stock options, by a “net exercise” arrangement, pursuant to which the number of shares issued upon exercise is reduced by a number of shares with a fair market value equal to the exercise price; or (iv) by any other means approved by the Compensation Committee consistent with applicable law.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Restricted Common Stock.  The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain Company and individual performance goals and/or continued employment or other service with the Company through a specified restricted period.

Restricted Stock Units.  The Compensation Committee may award restricted stock units to participants.  Restricted stock units are ultimately payable in the form of shares of common stock, subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service with the Company through a specified vesting period.

Deferred Stock Units.  The Compensation Committee may award deferred stock units to participants.  Deferred stock units are ultimately payable in the form of shares of common stock, generally at a later date elected by the participant.

Stock Appreciation Rights.  The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to cash, shares of common stock or a combination thereof equal to the value of the appreciation in the stock price over the base price.  The base price of a stock appreciation right that is granted in tandem with a stock option will be equal to the exercise price of such stock option and the base price of a stock appreciation right that is not granted in tandem with a stock option may not be less than 100% of the fair market value of the common stock on the date of grant.

Performance Units.  The Compensation Committee may grant performance units, which entitle a participant to cash, shares of common stock or a combination of the two upon the achievement of certain performance criteria.

Other Stock-Based Awards.  The Compensation Committee may grant other awards denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to common stock or other equity interests of the Company (or a Company subsidiary or operating partnership, if applicable).

Certain Corporate Events. The Compensation Committee has broad discretion to take action under the 2020 Plan, as well as to make adjustments to the number and kind of shares issuable under the 2020 Plan and the terms, conditions and exercise price (if any) of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting the common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions.

In addition, in the event of certain non-reciprocal transactions between the Company and our shareholders known as “equity restructurings,” the Compensation Committee will make equitable adjustments to the 2020 Plan and outstanding awards.

In the event of a “change-in-control” (as defined in the 2020 Plan), and except as may be otherwise provided in the applicable award agreement, to the extent that the surviving entity declines to assume or replace outstanding awards, then all such outstanding awards will become fully vested and exercisable in connection with the transaction, all forfeiture and other restrictions with respect to such awards will lapse, and all performance goals with respect to such awards will be deemed met to the extent provided in the participant’s award agreement or any other written agreement entered into between us and the participant. Upon or in anticipation of a change-in-control in which outstanding awards will not be replaced or assumed by the surviving entity, the Compensation Committee may cause any outstanding awards to terminate at a specified time in the future, including, but not limited to, the date of such change-in-control, and will and give the participant the right to exercise such awards during a period of time determined by the Compensation Committee in its sole discretion.

Tax Withholding.  Participants in the 2020 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards.  The Compensation Committee may require awards to be subject to mandatory share withholding up to the required withholding amount. The Compensation Committee may also require the tax withholding obligation to be satisfied by a sell to cover arrangement.

Amendments and Termination.  The Board or the Compensation Committee may at any time amend, suspend or terminate the 2020 Plan; provided, however, no such action of the Board or the Committee may be taken without shareholder approval if such action would otherwise require shareholder approval under applicable law, including the rules of the NYSE American. Additionally, no amendment, suspension or termination of the 2020 Plan may impair any rights or obligations under any outstanding award without the participant’s consent. Under the rules of the NYSE American, any amendments that materially increase the number of shares to be issued under the 2020 Plan, materially increase the benefits to the participants in the 2020 Plan, materially expand the class of participants eligible to participate in the 2020 Plan, or expand the types of options or awards provided under the 2020 Plan, will be subject to approval by our shareholders.

Effective Date of Plan.  The 2020 Plan was approved by our Board on November 4, 2020 and will be effective on the date on which it is approved by our shareholders.

New Plan Benefits

As of the date of this Proxy Statement, no awards have been granted under the 2020 Plan and we are not obligated to make any future grants of awards under the 2020 Plan. Because the grant of awards under the 2020 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2020 Plan.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2020 Plan.  It does not describe all federal tax consequences under the 2020 Plan, nor does it describe state or local tax consequences.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option.  If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then: (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss; and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally: (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof; and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, then the option is treated as a non-qualified option.  Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability).  In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time a non-qualified option is granted. Generally: (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount; and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held.  Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to social security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the 2020 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income.  Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments.  The vesting of any portion of an award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code.  Any such parachute payments may be non-deductible by us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information relating our equity compensation plans at December 31, 2019. All share and per share amounts have been adjusted to reflect the one-for-twelve reverse stock split of the common stock which became effective on December 31, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants	Weighted -Average Exercise Price of Outstanding Options, Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in to be issued Column)
Equity compensation plans approved by security holders (1)	15,066	$47.77	19,421
Equity compensation plans not approved by security holders (2)	57,552	$52.09
Total	72,618	$51.19	19,421

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(1)	Represents options issued pursuant to the 2011 Plan, which was approved by our shareholders.
(2)

Represents warrants issued outside of the 2011 Plan as described below. The warrants listed below contain certain anti-dilution adjustments and, therefore, were adjusted for stock dividends in October 2010, October 2011, and October 2012, if and as applicable. The share numbers and exercise prices below reflect all such applicable adjustments.

•

On December 19, 2011, we issued to David Rubenstein, as inducement to become our then Chief Operating Officer, ten-year warrants, which as of December 31, 2019 represent the right to purchase an aggregate 14,583 shares of common stock at exercises prices per share ranging from $47.16 to $54.96, and may be exercised for cash or on a cashless exercise basis. All such warrants are fully vested.

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On December 28, 2012, we issued to Strome Alpha Offshore, Ltd., as partial consideration for providing certain financing to the Company, a ten-year warrant to purchase 4,167 shares of common stock at an exercise price per share of $45.60. Such warrant is fully vested.

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On May 15, 2013, we issued to Ronald W. Fleming, as an inducement to become our then Chief Financial Officer, a ten-year warrant, which as of December 31, 2019, represents the right to purchase 1,945 shares of common stock at an exercise price of $70.80, and may be exercised for cash or on a cashless exercise basis. Such warrant is fully vested.

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On November 26, 2013, we issued to an investor relations firm, as partial consideration for providing certain investor relations services to the Company, a ten-year warrant to purchase 834 shares of common stock at an exercise price per share of $47.52. Such warrant is fully vested.

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On March 28, 2014, we issued to the placement agents in the Company’s offering of subordinated convertible promissory notes issued in 2014, as partial compensation for serving as placement agents in such offering, five-year warrants to purchase an aggregate of 4,078 shares of common stock at an exercise price per share of $54.00. Such warrants are fully vested.
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On October 10, 2014, we issued to William McBride III, as an inducement to become our then-Chief Executive Officer, a ten-year warrant to purchase 25,000 shares of common stock, of which 8,333 shares were forfeited on April 17, 2017 upon his separation from the Company, at an exercise price per share of $53.88. The balance of such warrant is fully vested and may be exercised for cash or on a cashless basis.

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On April 1, 2015, we issued to Allan J. Rimland, as an incentive to become our then-President and Chief Financial Officer, a ten-year warrant to purchase 22,917 shares of common stock, of which 7,639 shares were forfeited on October 17, 2017 upon his resignation from the Company, at an exercise price per share equal to $51.00. The balance of such warrant is fully vested and may be exercised for cash or on a cashless exercise basis.

Interests of Certain Persons in the 2020 Plan

Shareholders should understand that our executive offices and non-employee directors may be considered to have an interest in the approval of the 2020 Plan because they may in the future receive awards under it. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of executives and experienced directors by implementing the 2020 Plan.

Board Recommendation

Approval of the 2020 Plan requires that the votes cast favoring Proposal 2 exceed the votes cast opposing Proposal 2.  Unless otherwise instructed, the Proxy Holders will vote proxies held by them “FOR” Proposal 2.

The Board recommends a vote “FOR” the approval of the Regional Health Properties, Inc. 2020 Equity Incentive Plan (Proposal 2).

PROPOSAL 3:

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has authority to retain and terminate the Company’s independent registered public accounting firm.  The Audit Committee appointed Cherry Bekaert as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020.  The Audit Committee considered a number of factors in determining to appoint Cherry Bekaert as our independent registered public accounting firm, including the firm’s professional qualifications and resources, past performance, expertise in our industry, tenure and capability in handling the breadth and complexity of our business.

Although shareholder ratification of the appointment of Cherry Bekaert is not required, the Audit Committee and the Board are submitting the selection of Cherry Bekaert for ratification to obtain the view of the shareholders with respect to this matter.  If the shareholders do not ratify the appointment of Cherry Bekaert, then the Audit Committee will evaluate whether to select a different independent auditor.

Representatives of Cherry Bekaert are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Approval of the ratification of the appointment of Cherry Bekaert as our independent registered accounting firm requires that the votes cast favoring Proposal 3 exceed the votes cast opposing Proposal 3. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” Proposal 3.

The Board recommends a vote “FOR” the ratification of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3).

GOVERNANCE

Board Structure

Our Articles and Bylaws provide the Board with flexibility to select the appropriate leadership structure for the Company.  The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined, or whether the Chairman of the Board should be a management or a non-management director.  Since April 17, 2020, the Board has not had a Chairman of the Board.

Mr. Fox serves as the Lead Independent Director of the Board (the “Lead Independent Director”). As the primary interface between management and the Board, the Lead Independent Director provides and serves as a key contact for the independent directors, thereby enhancing the Board’s independence from management.  In addition, a Lead Development Director provides a valuable counterweight to a combined Chairman and Chief Executive Officer role, when we have such a dual role as we have from time to time.  The Lead Independent Director’s responsibilities include as applicable, among other things:

•	Consulting with the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) regarding the agenda for Board meetings;
•	Scheduling and preparing agendas for meetings of non-management directors;
•	Presiding over meetings of non-management directors and executive sessions of meetings of the Board from which employee directors are excluded;
•	Acting as principal liaison between non-management directors and the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) on sensitive issues; and
•	Raising issues with management on behalf of the non-management directors when appropriate.

The Board employs a number of corporate governance measures to provide an appropriate balance between the respective needs for the operational and strategic leadership provided by management directors, on one hand, and the oversight and objectivity of independent directors, on the other.  These corporate governance measures include having a Lead Independent Director with the responsibilities described above, having all of our standing Board committees consist entirely of independent directors, and having each independent director serve on Board committees.  Further: (i) all directors play an active role in overseeing the Company’s business both at the Board and committee levels; (ii) directors have full and free access to members of management; and (iii) each of the Board committees has the authority to retain independent financial, legal or other experts as it deems necessary.  Also, the Lead Independent Director holds separate executive sessions of non-management directors and independent directors as he deems necessary.

The Board believes that not having a Chairman of the Board and having a Lead Independent Director is the most appropriate leadership structure for the Company at this time because of the small size of the Board.

Independence of Directors and Director Nominees

The NYSE American listing standards for smaller reporting companies require that at least 50% of the members of a listed company’s board of directors qualify as “independent,” as defined under NYSE American rules and as affirmatively determined by the company’s board of directors. After review of all the relevant transactions and relationships between each director (and his family members) and the Company, senior management and our independent registered public accounting firm, the Board affirmatively determined that, at all times during the year ended December 31, 2019, and through the date of this Proxy Statement, each of Messrs. Fox, Taylor and Tenwick was independent within the meaning of applicable NYSE American rules.

For purposes of determining the independence of Mr. Fox, the Board considered the letter agreement, dated October 1, 2013, among the Company, Mr. Fox and an affiliate of Mr. Fox regarding his service as a director.  See “Board of Directors - Arrangements with Directors Regarding Election.”

Director Nomination Process

With respect to the director nomination process, the Nominating Committee’s responsibilities include reviewing the size and overall composition of the Board and recommending changes to the Board; identifying and recommending to the Board qualified individuals to become Board members; making recommendations to the Board with respect to retirement arrangements or policies for Board members; monitoring and reviewing any issues relating to the independence of directors; considering director candidates recommended by shareholders; assisting the Board in developing processes and procedures for evaluating Board nominees recommended by shareholders; and recommending to the Board directors to be elected by the Board to fill vacancies.

The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential director candidates but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership.  Director candidates will be evaluated based on their financial literacy, business acumen and experience, independence for purposes of compliance with SEC rules and the NYSE American listing standards and their willingness, ability and availability for service, as well as other criteria established by the Nominating Committee.  The Nominating Committee believes that continuity in leadership maximizes the Board’s ability to exercise meaningful oversight.  Because qualified incumbent directors are generally uniquely positioned to provide shareholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director, the Nominating Committee will generally consider as potential candidates those incumbent directors interested in standing for re-election who they believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in meetings of the Board and its committees.

The Nominating Committee will consider the recommendations of shareholders regarding potential director candidates.  Any shareholder who wishes to have the Nominating Committee consider a candidate for election by the Board is required to give written notice of his or her intention to make such a nomination.  For a description of the procedures required to be followed for a shareholder to nominate a potential director candidate, see “Additional Information - Procedures for Business Matters and Director Nominations for Consideration at the 2021 Annual Meeting.”  A proposed nomination that does not comply with these procedures will not be considered by the Nominating Committee.  There are no differences in the manner in which the Nominating Committee considers or evaluates director candidates it identifies and director candidates who are recommended by shareholders.

Board Diversity

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.  In determining whether to recommend a director nominee, the members of the Nominating Committee will consider and discuss diversity, among other factors, with a view toward the role and needs of the Board as a whole.  When identifying and recommending director nominees, the members of the Nominating Committee generally will view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of the Board.  The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a Board that best serves the needs of the Company and its shareholders.

Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value.  A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  The involvement of the full Board in setting our business strategy is a key part of the Board’s risk oversight and method for determining what constitutes an appropriate level of risk for us.  Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management.  In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from an outside consultant.  The Nominating Committee’s risk oversight responsibilities include recommending qualified nominees to be elected to the Board by our shareholders, reviewing and assessing periodically our policies and practices on corporate governance, and overseeing an annual evaluation of the Board.  In addition, in setting compensation, the Compensation Committee strives to create a combination of short-term and longer-term incentives that encourage a level of risk-taking behavior consistent with our business strategy.

Code of Ethics

We have adopted a written code of conduct, our Code of Business Conduct and Ethics, which is applicable to all our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions).  Our Code of Business Conduct and Ethics is available in the corporate governance subsection of the Investor Relations page of our website at www.regionalhealthproperties.com and also may be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024.

Insider Trading Policy and Hedging

We have adopted an Insider Trading Policy which, among other things, prohibits our officers, directors and employees from trading our securities on a short-term basis, purchasing our securities on margin, engaging in short sales with respect to our securities, and buying or selling puts or calls with respect to our securities. We have not otherwise adopted any practices or policies regarding the ability of our officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Communication with the Board and its Committees

The Board welcomes communications from shareholders.  Shareholders may send communications to the Board, any of its committees or one or more individual directors, in care of the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024.  Any correspondence addressed to the Board, any of its committees or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

BOARD OF DIRECTORS

Directors and Director Nominees

Set forth below is, as of the date of this Proxy Statement, certain biographical information for each of our four director nominees, as well as a description of the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that each individual should serve as a director.

Michael J. Fox.  Mr. Fox, age 43, has served as a director since October 2013 and Lead Independent Director since April 2015.  Mr. Fox is the Chief Executive Officer of Park City Capital, LLC (“Park City”), a value-oriented investment management firm he founded in June 2008.  From 2000 to 2008, Mr. Fox worked at J.P. Morgan in New York, most recently as Vice President and Senior Business Services Analyst.  As J.P. Morgan’s Senior Business Services Analyst, Mr. Fox headed the firm’s Business Services equity research group from 2005 to 2008.  From 2000 to 2005, Mr. Fox was a member of J.P. Morgan’s Leisure equity research group which was consistently recognized by Institutional Investor’s All America Research Team.  Mr. Fox also serves on the board of directors of Resonant Inc. Mr. Fox’s expertise and background in the financial and equity markets and his involvement in researching the commercial real estate industry provide experience that the Board considers valuable.

Brent Morrison.  Mr. Morrison, age 44, has served as the Company’s Chief Executive Officer and President since March 25, 2019, as the Company’s Interim Chief Executive Officer and Interim President from October 18, 2017 to March 24, 2019, and as a director since October 2014.  Mr. Morrison is currently the Managing Director of Zuma Capital Management LLC, a position he has held since 2012.  Prior thereto, Mr. Morrison was a Research Analyst for Wells Fargo Advisors from 2012 to 2013, the Senior Research Analyst at the Strome Group, a private investment firm, from 2009 to 2012, a Research Analyst at Clocktower Capital, LLC, a global long/short equity hedge fund based in Beverly Hills, California, from 2007 to 2009 and a Vice President of Wilshire Associates, a financial consulting firm, from 1999 to 2007.  Mr. Morrison also served on the board of directors of iPass Inc., which provides global enterprises and telecommunications carriers with cloud-based mobility management and Wi-Fi connectivity services, from May 2015 to June 2016.  Mr. Morrison’s expertise and background in the financial and equity markets provide experience that the Board considers valuable.

Kenneth W. Taylor.  Mr. Taylor, age 59, has served as a director since February 2018.  Mr. Taylor is the Chief Financial Officer of H-E Parts International, a division of Hitachi Ltd and a leading supplier of parts, re-manufactured components and equipment to the global mining, heavy construction and energy industries, since March 2019.  Previously, Mr. Taylor served as Chief Operations Officer and Chief Financial Officer for Cellairis, a leading supplier of mobile device accessories and repair services through 500 domestic and international franchisee operated company-leased stores since June 2012.  Previously, Mr. Taylor served as Chief Operation Officer and Chief Financial Officer, for Anisa International, Inc., a leading manufacturer of cosmetic brushes, from 2009 to 2012, as Chief Financial Officer for InComm Holdings, Inc., a leading supplier of prepaid and gift cards products and networks, from 2004 to 2009, as Chief Financial Officer for The Edge Flooring, a private equity-backed flooring startup manufacturer, from 2003 to 2004, Chief Financial Officer for Numerex Corporation , a leading supplier of IoT products and gateways, from 2002 to 2003, as Chief Financial Officer for Rodenstock NA, Inc., a startup ophthalmic lens manufacturer, from 2001 to 2002, as Corporate Controller for Scientific Games Corporation, a leading supplier of products and services to the global lottery industry, from 1987 to 2000. Since 2010, Mr. Taylor has also served as a director for Thanks Again, LLC, a leading supplier of loyalty and consumer engagement services to global airports.  Mr. Taylor’s business and principal financial officer experience provide experience that the Board considers valuable.

David A. Tenwick.  Mr. Tenwick, age 82, is our founder and has served as a director since our organization was founded in August 1991.  Mr. Tenwick also served as Chairman of the Board from our founding until March 2015 and as the Company’s Interim Chief Executive Officer and President from June 1, 2014 to November 1, 2014.  Prior to our founding, Mr. Tenwick was an independent business consultant from 1982 to

1990.  In this capacity, he has served as a director and an officer of several businesses, including Douglass Financial Corporation, a surety company, and AmeriCare Health & Retirement, Inc., a long-term care management company.  From 1967 until 1982, Mr. Tenwick was a director and an officer of Nucorp Energy, Inc., a company which he co-founded.  Nucorp Energy was a public company that invested in oil and gas properties and commercial and residential real estate.  Prior to founding Nucorp Energy, Mr. Tenwick was an enforcement attorney for the SEC. Mr. Tenwick is a member of the Ohio State Bar Association and was a founding member of the Ohio Assisted Living Association, an association that promotes high quality assisted living throughout the State of Ohio.  Mr. Tenwick’s tenure with the Company and legal and business background provide experience that the Board considers valuable.

Arrangements with Directors Regarding Election

On October 1, 2013, we entered into a letter agreement (the “Fox Agreement”) with Park City, and Mr. Fox pursuant to which the Board appointed Mr. Fox as a director of the Company effective October 23, 2013.

Pursuant to the Fox Agreement, for so long as Mr. Fox serves on the Board as a nominee of the Board, Park City shall take such action as may be required so that all of the capital stock of the Company which is entitled to vote generally in the election of directors (the “Voting Securities”) and is beneficially owned by Park City, or any person who, within the meaning of Rule 12b-2 under the Exchange Act, is “controlling,” “controlled by” or “under common control with” Park City (the “Park City Group”), is voted in favor of each of the Board’s nominees to the Board at any and all meetings of our shareholders or at any adjournment or postponement thereof or in any other circumstance in connection with which a vote, consent or other approval of holders of Voting Securities is sought with respect to the election of any nominee to the Board.

In addition, for so long as Mr. Fox serves on the Board as a nominee of the Board, Park City will not do or agree or commit to do (or encourage any other person to do or agree or commit to do) and will not permit any member of the Park City Group or any affiliate or associate thereof to do or agree or commit to do (or encourage any other person to do or agree or commit to do) any of the following:

(i)solicit proxies or written consents of shareholders with respect to any Voting Securities, or make, or in any way participate in, any solicitation of any proxy to vote any Voting Securities (other than as conducted by us), or become a participant in any election contest with respect to us;

(ii)seek to call, or request the call of, a special meeting of shareholders or seek to make, or make, any shareholder proposal at any meeting of shareholders that has not first been approved in writing by the Board;

(iii)make any request or seek to obtain, in any fashion that would require public disclosure by us, Park City or their respective affiliates, any waiver or amendment of any provision of the Fox Agreement or take any action restricted thereby; and

(iv)except as permitted by the Fox Agreement, make or cause to be made any statement or announcement that constitutes an ad hominem attack on us or our officers or directors in any document or report filed with or furnished to the SEC or any other governmental agency or in any press release or other publicly available format.

Furthermore, pursuant to the Fox Agreement, for so long as Mr. Fox serves on the Board as a nominee of the Board, Mr. Fox agrees to comply with all applicable policies and guidelines of the Company and, consistent with his fiduciary duties and his obligations of confidentiality as a member of the Board, to refrain from communicating to anyone any nonpublic information about us that he learns in his capacity as a member of the Board (which agreement shall remain in effect after Mr. Fox leaves the Board). Notwithstanding the foregoing, Mr. Fox may communicate such information to any member of the Park City Group who agrees to be bound by the same confidentiality restrictions applicable to Mr. Fox, provided that Mr. Fox shall be liable for any breach of such confidentiality by any such member.  In addition, Mr. Fox has confirmed that each of the other members of the Park City Group has agreed not to trade in any of our securities while in possession of any nonpublic material information about us if and to the extent doing so would be in violation of applicable law or, without the prior written approval of the Board, to trade in any of our securities during any blackout period imposed by us.

Committees of the Board

The Board has three standing committees that assist it in carrying out its duties - the Audit Committee, the Compensation Committee and the Nominating Committee.

Each member of the Audit Committee, the Compensation Committee and the Nominating Committee is independent under the listing standards of the NYSE American.  The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on the Investor Relations page of our website at www.regionalhealthproperties.com and may also be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024.  The following chart shows the membership of our standing committees, as of the date of this Proxy Statement.

Name	Audit Committee	Compensation Committee	Nominating Committee
Michael J. Fox	√	√	Chair
Brent Morrison	–	–	–
Kenneth W. Taylor	Chair	√	√
David A. Tenwick	√	Chair	√

Audit Committee.  The Audit Committee was established in accordance with Section 3(e)(58)(A) of the Exchange Act.  The Audit Committee has the responsibility of reviewing our financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed.  The Audit Committee also approves the appointment of the independent auditors for the next fiscal year, approves the services to be provided by the independent auditors and the fees for such services, reviews and approves the auditor’s audit plans, reviews and reports upon various matters affecting the independence of the independent auditors and reviews with the independent auditors the results of the audit and management’s responses.  The Board has determined that Mr. Taylor qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and that he is independent for purposes of the NYSE American rules with respect to audit committee members.

Compensation Committee.  The Compensation Committee is responsible for establishing our compensation plans.  The Compensation Committee’s duties include the development with management of benefit plans for our employees and the formulation of bonus plans and incentive compensation packages.  The Compensation Committee approves the compensation of each senior executive and each member of the Board.  In approving the compensation of each senior executive (other than the Chief Executive Officer), the Compensation Committee may consider recommendations made by the Chief Executive Officer.  The Compensation Committee is also charged with the oversight of compensation plans and practices for all employees of the Company.  The Compensation Committee relies upon data made available for the purpose of providing information on organizations of similar or larger scale engaged in similar activities.  The purpose of the Compensation Committee’s activity is to assure that our resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

Nominating Committee.  The Nominating Committee is responsible for evaluating and recommending to the Board qualified nominees for election as directors and qualified directors for committee membership, establishing evaluation procedures and conducting an annual evaluation of the performance of the Board, developing corporate governance principles, recommending those principles to the Board and considering other matters pertaining to the size and composition of the Board.

Director Attendance at Board, Committee and Annual Shareholder Meetings

During 2019, the Board held 12 meetings in person or telephonically and took action by written consent nine times, and the Audit Committee, Compensation Committee and Nominating Committee held four, two and one meetings in person or telephonically, respectively.  Each director attended at least 75%, collectively, of the meetings of the Board and its committees on which he served during 2019.  In addition, each director attended the Company’s 2019 Annual Meeting of Shareholders, except for Mr. Fox. Directors are expected to make reasonable efforts to attend the Company’s annual meeting of shareholders.

DIRECTOR COMPENSATION

Director Compensation and Reimbursement Arrangements

On March 13, 2020, the Board and the Compensation Committee approved the Company’s director compensation plan for the year ending December 31, 2020.  Pursuant to this plan, 2020 director fees for all non-employee directors were set at $24,000, payable in cash in monthly payments of $2,000.00, with some flexibility in the timing of payments from month to month based on the discretion of management. Mr. Morrison became an employee of the Company on March 25, 2019, when he commenced serving as the Company’s Chief Executive Officer and President and ceased serving in such capacities on an interim basis, and accordingly will not receive any such director fees.

On February 27, 2019, the Board and the Compensation Committee approved the Company’s director compensation plan for the year ended December 31, 2019.  Pursuant to this plan, 2019 director fees for all non-employee directors were set at $24,000 payable in cash in monthly payments of $2,000.00, with some flexibility in the timing of payments from month to month based on the discretion of management. Under this plan, Mr. Morrison received $5,548 in director fees for the year ended December 31, 2019, which represents the pro-rata portion of the $24,000 annual director fee through March 24, 2019.

In addition, each director (including Mr. Morrison, but only through March 24, 2019) also received, or will receive, a payment of $1,000 in cash for each in-person Board meeting attended during the years ended December 31, 2019 and ending December 31, 2020.  Directors are also reimbursed for travel and other out-of-pocket expenses in connection with their duties as directors.

Director Compensation Table

The following table sets forth information regarding compensation paid to our non-employee directors for the year ended December 31, 2019.  Director compensation paid to Morrison for the year ended December 31, 2019, is reported in “Executive Compensation - Executive Compensation Tables – Summary Compensation Table.”

Name	Fees earned or paid in cash	Stock awards	All other compensation (1)	Total
Michael J. Fox	$24,000	—	$1,000	$25,000
Kenneth W. Taylor	$24,000	—	$4,000	$28,000
David A. Tenwick	$24,000	—	$1,000	$25,000

__________________________

(1)	The amounts set forth reflect amounts reimbursed for in person attendance of Board meetings and the associated other out-of-pocket expenses in connection with their duties as directors.

The number of outstanding exercisable and unexercisable options and warrants, and the number of shares of unvested restricted stock, held by each of our non-employee directors as of December 31, 2019, are shown below:

	As of December 31, 2019
	Number of Shares Subject to Outstanding Options or Warrants (1)		Number of Shares of Unvested Restricted Stock (1)
Director	Exercisable	Unexercisable

Michael J. Fox (2)	6,129	—	7,635
Kenneth W. Taylor (3)	—	—	6,347
David A. Tenwick (4)	2,315	—	7,635

__________________________

(1)	Reflects the one-for-twelve reverse stock split of the common stock that became effective on December 31, 2018.

(2)

Includes: (i) an exercisable option to purchase 1,806 shares of common stock, with an expiration date of January 1, 2024, at an exercise price of $48.72 per share; (ii) an exercisable option to purchase 4,323 shares of common stock, with an expiration date of December 17, 2024, at an exercise price of $46.80 per share; and (iii) 7,635 shares of restricted common stock, of which 4,158 shares vest on January 1, 2020 and 3,477 shares vest on January 1, 2021.

(3)	Represents a 6,347 shares of restricted common stock, of which one-half of the shares vest on January 1, 2020 and one-half of the shares vest on January 1, 2021.

(4)

Includes: (i) an exercisable option to purchase 2,315 shares of common stock, with an expiration date of January 1, 2024, at an exercise price of $48.72 per share; and (ii) 7,635 shares of restricted common stock, of which 4,158 shares vest on January 1, 2020 and 3,477 shares vest on January 1, 2021.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information with respect to our current executive officers as of the date of this Proxy Statement.  Our executive officers serve at the discretion of the Board, subject to applicable employment arrangements.  See “Executive Compensation – Compensation Arrangements With Executive Officers.”

Name	Age	Position
Brent Morrison	44	Chief Executive Officer and President
Benjamin A. Waites	58	Chief Financial Officer and Vice President

Benjamin A. Waites.  Mr. Waites, age 58, has served as the Company’s Chief Financial Officer and Vice President since September 8, 2020. From June 2010 to May 2020, Mr. Waites served as Vice President of Finance and Assistant Treasurer for Cajun Operating Company, Inc., the franchisor and operator of over 1,600 restaurant locations.  From April 2008 to June 2010, Mr. Waites previously served as Chief Accounting Officer of Lavie Healthcare, operator of 125 skilled nursing and rehabilitation centers, and RARE Hospitality, operator of LongHorn Steakhouse and The Capital Grille.  In these positions, Mr. Waites developed and led financial teams that supported domestic and international growth platforms and was instrumental in a variety of strategic and capital transactions.  He started his career in public accounting, with positions in both the Entrepreneurial

Services Group and Audit department of Ernst & Young.  Mr. Waites graduated from Harding University and is a Georgia certified public accountant.

For biographical information for Mr. Morrison, see “Board of Directors – Directors and Director Nominees.”

Executive Compensation Tables

Summary Compensation Table.  The following table sets forth the compensation paid to, earned by or accrued for our principal executive officer and our other most highly compensated executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2019 (collectively, our “named executive officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Brent Morrison*	2019	135,000(2)	45,000	—	83,415(3)	263,415
Chief Executive Officer, President and Director (principal executive officer)
	2018	—	—	37,500(4)	255,126(5)	292,626
E. Clinton Cain**
Former Interim Chief Financial Officer, Former Senior Vice President and Former Chief Accounting Officer (former principal executive officer)	2019	150,000	37,500	—	—	187,500
	2018	120,000	—	—	—	120,000

________________________

*Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 (when he became an employee of the Company). Mr. Morrison previously served as the Company’s Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 until March 24, 2019 (during which time he was a non-employee, independent contractor to the Company).

**Mr. Cain served as the Company’s Interim Chief Financial Officer (and principal financial and accounting officer) from October 18, 2017 until August 15, 2020.

(1)

The amounts set forth above reflect the full aggregate grant date fair value of the awards granted.  For a description of the assumptions used to determine fair value, see Note 13- Stock Based Compensation to the Company’s audited consolidated financial statements for the year ended December 31, 2019, included in the 2019 Annual Report.

(2)	Represents the amount of Mr. Morrison’s pro-rata annual salary of $180,000, paid to Mr. Morrison as an employee from March 25, 2019 through December 31, 2019.
(3)

Represents: (i) director compensation paid to Mr. Morrison as a non-employee director from January 1, 2019 through March 24, 2019 of $5,548; (ii) $32,867 reimbursed for travel, housing and other out-of-pocket expenses in connection with his duties as Interim Chief Executive Officer and Interim President from January 1, 2019 through March 24, 2019; and (iii) $45,000 paid for his services as Interim Chief Executive Officer and Interim President from January 1, 2019 through March 24, 2019.  See “ - Compensation Arrangements With Executive Officers” below.

(4)

Represents director compensation paid to Mr. Morrison as a non-employee director for the year ended December 31, 2018, in the form of a restricted stock grant of 10,431 shares of common stock, with a grant price of $3.595 per share which vests as to one-third of the shares on January 1, 2019, January 1, 2020 and January 1, 2021.

(5)

Represents: (i) director compensation fees paid to Mr. Morrison as a non-employee director for the year ended December 31, 2018 of $38,500; (ii) $36,626 reimbursed for travel, housing and other out-of-pocket expenses in connection with his duties as Interim Chief Executive Officer and Interim President from January 1, 2018 through December 31, 2018; and (iii) $180,000 paid for his services as Interim Chief Executive Officer and Interim President from January 1, 2018 through December 31, 2018.  See “- Compensation Arrangements with Executive Officers” below.

Outstanding Equity Awards at Fiscal Year-End Table.  The Outstanding Equity Awards at Fiscal Year-End table below sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2019:

	OPTION AWARDS*					STOCK AWARDS *
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#)— Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Award: Total Number of Unearned Shares, Units or Other Rights that have Not Vested		Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested
Brent Morrison, Chief Executive Officer, President and Director (principal executive officer) **	4,323		—	$46.80	12/17/2024	7,635	(1)	$10,689
E. Clinton Cain, Former Interim Chief Financial Officer, Former Senior Vice President and Former Chief Accounting Officer (former principal financial officer and former principal accounting officer) ***	375	(2)	—	$51.60	4/17/2023	—		$—

________________________

*	Reflects our one-for-twelve reverse stock split of the common stock that became effective on December 31, 2018.
**

Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019. Mr. Morrison previously served as the Company’s Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 until March 24, 2019.

***	Mr. Cain served as the Company’s Interim Chief Financial Officer (and principal financial officer) from October 18, 2017 until August 15, 2020.
(1)	Represents shares of restricted common stock which vests as to 4,158 shares on January 1, 2020 and 3,477 shares on January 1, 2021.
(2)	Represents an exercisable option to purchase 375 shares of common stock at an exercise price of $51.60, which expired on September 15, 2020.

Compensation Arrangements With Executive Officers

Mr. Morrison.  Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019. Mr. Morrison previously served as the Company’s Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 until March 24, 2019.

On November 17, 2017, the Board and the Compensation Committee determined that Mr. Morrison should receive, as compensation for his service as Interim Chief Executive Officer and Interim President, a cash payment in the amount of $15,000 per month, without withholdings, payable on a date to be determined by Mr. Morrison, as well as reimbursement for reasonable travel and other out-of-pocket expenses incurred by Mr. Morrison in connection with the performance of his duties as Interim Chief Executive Officer and Interim President.

On March 25, 2019, upon the Board’s appointment of Mr. Morrison as the Company’s Chief Executive Officer and President, the Board and the Compensation Committee determined that that Mr. Morrison’s then current compensation plan would remain place until the Company negotiated and executed an employment agreement with Mr. Morrison. As of the date of this Proxy Statement, the Company has not entered into an employment agreement with Mr. Morrison and, accordingly, his employment with the Company is “at will” and he or the Company can terminate his employment with or without cause at any time.

On June 3, 2019, the Board approved a one-time bonus equal to three months of Mr. Morrison’s then current salary in the amount of $45,000, which was paid in cash upon the closing of our sale of four healthcare properties to MED Healthcare Partners, LLC and upon repayment of the amounts owed to Pinecone Reality Partners II, LLC.

Benjamin A. Waites.  Mr. Waites has served as the Company’s Chief Financial Officer since September 8, 2020. In connection with Mr. Waites’ appointment by the Board as Chief Financial Officer and Vice President on September 4, 2020, the Company and Mr. Waites executed an offer letter pursuant to which Mr. Waites will receive an annual salary of $175,000 and will be eligible for a bonus based upon a predetermined bonus structure. Mr. Waites employment with the Company is “at will” and he or the Company can terminate his employment with or without cause at any time.

Compensation Arrangements With Former Executive Officers

E. Clinton Cain.  Mr. Cain resigned from the Company effective August 15, 2020, after serving as the Company’s Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer since October 18, 2017 and its Senior Vice President, Chief Accounting Officer and Controller since February 4, 2016.  Pursuant to a Consulting Agreement executed September 2, 2020, and effective August 16, 2020, Mr. Cain agreed to provide to the Company certain consulting and transition services and to serve, on an interim basis, as the Company’s principal financial officer and principal accounting officer. Mr. Cain ceased serving as the principal financial officer and principal accounting officer upon Mr. Waites commencing his service as Chief Financial Officer and Vice President (and principal financial officer and principal accounting office). The Consulting Agreement provides compensation to Mr. Cain of up to $165 per hour depending on the nature of tasks required. The Company can terminate the Consulting Agreement at any time upon notice to Mr. Cain.

On June 3, 2019, the Board approved a one-time bonus equal to three months of Mr. Cain’s current salary in the amount of $37,500, which was paid in cash upon the closing of our sale of four healthcare properties to MED Healthcare Partners, LLC and upon repayment of the amounts owed to Pinecone Reality Partners II, LLC.

Retirement Programs

Our retirement programs were designed to facilitate the retirement of employees, including our named executive officers, who have performed for us over the long term.  Until March 29, 2019, we maintained a 401(k) plan with a match of 20% of the first 5% of an employee’s contribution as well as non-qualified employee stock purchase program.  The terms of these plans are essentially the same for all employees.  Our named executive officers participated in the plans on the same basis as all other employees.  We do not provide our named executive officers any special retirement benefits.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company’s consolidated financial statements for the year ended December 31, 2019:

The Audit Committee’s responsibility is to monitor and oversee the Company’s financial reporting, internal controls and audit functions, and it operates under a written charter adopted by the Board.  The Audit Committee reviewed and discussed the consolidated financial statements for the year ended December 31, 2019, with management and Cherry Bekaert, the Company’s independent registered public accounting firm for the year ended December 31, 2019. Management is responsible for the presentation and integrity of the Company’s consolidated financial statements; selecting accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act); establishing and maintaining internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting for the year ended December 31, 2019; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Cherry Bekaert was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.  The Audit Committee reviewed Cherry Bekaert’s Report of Independent Registered Public Accounting Firm included in the 2019 Annual Report related to Cherry Bekaert’s audit of the consolidated financial statements of the Company for the year ended December 31, 2019.

The Audit Committee has discussed with Cherry Bekaert the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).  In addition, Cherry Bekaert has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Cherry Bekaert the firm’s independence.

Based on the foregoing discussions with and reports of management and the independent registered accounting firm of the Company and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2019, be included in the 2019 Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,
Kenneth W. Taylor, Chair Michael J. Fox David A. Tenwick

Fees and Services of Our Independent Registered Public Accounting Firm

Pursuant to appointment by the Audit Committee, Cherry Bekaert and KPMG LLP (“KPMG”) have audited the financial statements of the Company and its subsidiaries for the years ended December 31, 2019 and 2018, respectively.

The following table sets forth the aggregate fees that Cherry Bekaert and KPMG billed to the Company for the years ended December 31, 2019 and 2018, respectively.  All of the fees were approved by the Audit Committee in accordance with its policies and procedures.

	December 31,
(Amounts in 000’s)	2019	2018
Cherry Bekaert
Audit fees (total)(1)	$231	$120
Audit‑related fees (total)(2)	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$231	$120

	December 31,
(Amounts in 000’s)	2019	2018
KPMG
Audit fees (total)(1)	$—	$85
Audit‑related fees (total)(2)	—	13
Tax fees	—	—
All other fees	—	—
Total fees	$—	$98

________________________

(1)

Billed Audit fees include fees associated with professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q.

(2)	Billed Audit related fees include fees for additional services related to acquisitions, registration statements and other regulatory filings.

Pre-Approval Policy

The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to completion of the audit.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Letter Agreement. On March 3, 2014, the Company entered into a letter agreement with Christopher F. Brogdon (a former officer and director of the Company) and entities controlled by him, pursuant to which, among other things: (i) the parties agreed to terminate the management agreements between subsidiaries of the Company and certain Brogdon entities; and (ii) Mr. Brogdon executed a promissory note in favor of the Company with an original principal amount of $523,663, which represented amounts owed by the Brogdon entities pursuant to the management agreements, among other items (the “Brogdon Note”). After March 3, 2014, the principal amounts under the Brogdon Note were modified based on affiliate current account balances relating to items such a property taxes, receipts from sales of underlying property and other charges owing.

On October 10, 2014, Riverchase Village ADK, LLC, an entity then controlled by Mr. Brogdon (“Riverchase”), issued a promissory note in favor of the Company in the principal amount of $177,323 (the “Riverchase Note”), which represented amounts paid by the Company for property taxes for, and revenue bond obligations with respect to, the Riverchase Village facility, an assisted living facility located in Hoover, Alabama and owned by Riverchase. Riverchase financed its purchase of the Riverchase Village facility using such revenue bonds, and the Company guaranteed Riverchase’s obligations thereunder.

During the twelve months ended December 31, 2019, the Company determined that it would be unprofitable for the Company to continue to pursue settlement of the fully provisioned outstanding balances under the Brogdon Note and the Riverchase Note following Mr. Brogdon and his wife’s Chapter 11 voluntary bankruptcy petition filed on September 15, 2017 in the United States Bankruptcy Court for the Northern District of Georgia. At the time of such determination, the amounts owed under the Brogdon Note and the Riverchase Note were $268,663 and $95,000, respectively.

Personal Guarantees. Mr. Brogdon serves as personal guarantor on a certain loan agreements entered into by the Company prior to 2015.  At November 5, 2020, the total outstanding principal owed under such loan agreements was approximately $5.1 million.

For a description of the arrangements between the Company and Mr. Fox regarding his service as a director, see “Board of Directors - Arrangements With Directors Regarding Election.”

Approval of Related Party Transactions

Each of the foregoing transactions was approved by the independent members of the Board without the related party having input with respect to the discussion of such approval.  In addition, the Board believes that each of the foregoing transactions was necessary for the Company’s business and is on terms no less favorable to the Company than could be obtained from independent third parties. The Company’s policy requiring that independent directors approve any related party transaction is not evidenced by writing but has been the Company’s consistent practice.

STOCK OWNERSHIP

Ownership of the Common Stock

The following table furnishes information, as of the record date, as to shares of the common stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the common stock; (ii) each of our director nominees, directors and our named executive officers identified in “Executive Compensation - Executive Compensation Tables - Summary Compensation Table”; and (iii) our directors and executive officers as a group.  As of the record date, there were 1,688,219 shares of the common stock outstanding.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (a) (2)		Percent of Outstanding Common Stock (3)
5% Beneficial Owners (Excluding Directors and Named Executive Officers):
Christopher Brogdon (4)	85,390	(6)	5.1%
Connie B. Brogdon (5)	85,390	(7)	5.1%
Directors and Named Executive Officers:
Michael J. Fox	84,122	(8)	5.0%
David A. Tenwick	54,301	(9)	3.2%
Brent Morrison	19,817	(10)	1.2%
Kenneth Taylor	9,562	(11)	*
Benjamin A. Waites **	—		*
E. Clinton Cain***	650	(12)	*
All Directors and Executive Officers as a Group:	168,452		9.9%

________________________

(a)	Reflects our one-for-twelve reverse stock split of the common stock that became effective on December 31, 2018.
*	Less than one percent.
**	Mr. Waites commenced serving as the Company’s Chief Financial Officer and Vice President on September 8, 2020.
***	Mr. Cain served as the Company’s Interim Chief Financial Officer (and principal financial and accounting officer) from October 18, 2017 until August 15, 2020.
(1)	The address for each of our directors and executive officers is c/o Regional Health Properties, Inc., 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024.
(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to shares of the common stock indicated.
(3)	Percentage is calculated based on 1,688,219 shares of common stock outstanding as of October 8, 2020.
(4)	The address for Mr. Brogdon is 88 West Paces Ferry Road N.W., Atlanta, Georgia 30305.
(5)	The address for Ms. Brogdon is 88 West Paces Ferry Road N.W., Atlanta, Georgia 30305.
(6)

Includes: (i) 20,044 shares of common stock held directly by Mr. Brogdon; and (ii) 65,346 shares of common stock held by Connie B. Brogdon (his spouse).  Share information is based on a Form 4 filed with the SEC on December 17, 2014 and other information known to the Company.

(7)

Includes: (i) 20,044 shares of common stock held directly by Mr. Brogdon (her spouse); and (ii) 65,346 shares of common stock held by Ms. Brogdon.  Share information is based on a Form 4 filed with the SEC on December 2, 2014 and other information known to the Company.

(8)

The information set forth in this table regarding Michael J. Fox is based on a Schedule 13 D/A filed with the SEC on April 4, 2017 and other information known to the Company.  Includes: (i) 15,493 shares of common stock held directly by Mr. Fox; (ii) 62,500 shares of common stock held by affiliates of Mr. Fox; (iii) options to purchase 1,806 shares of common stock held directly by Mr. Fox at an exercise price of $48.72 per share; and (iv) options to purchase 4,323 of common stock held directly by Mr. Fox at an exercise price of $46.80 per share.  See “Board of Directors – Arrangements With Directors Regarding Election.”

(9)	Includes: (i) 51,986 shares of common stock held by Mr. Tenwick; and (ii) options to purchase 2,315 shares of common stock at an exercise price of $48.72 per share.
(10)	Includes: (i) 15,494 shares of common stock held by Mr. Morrison; and (ii) options to purchase 4,323 shares of common stock held by Mr. Morrison at an exercise price of $46.80 per share.
(11)	Includes 9,562 shares of common stock held by Mr. Taylor.
(12)	Includes 650 shares of common stock held by Mr. Cain.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of our common stock (the “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that the Reporting Persons complied with all Section 16(a) filing requirements since January 1, 2019, except that Mr. Waites filed a late report on Form 3 with respect to his appointment as Chief Financial Officer and Vice President.

ADDITIONAL INFORMATION

Other Business for Presentation at the Annual Meeting

The Board and management do not currently intend to bring before the Annual Meeting any matters other than those discussed in this Proxy Statement, nor are they aware of any business which other persons intend to present at the Annual Meeting.  Should any other matter or business requiring a vote of shareholders properly come before the Annual Meeting, the Proxy Holders intend to exercise the discretionary authority conferred by the proxies and vote the shares represented thereby in respect of any such other matter or business in accordance with their discretion.

2019 Annual Report

Our audited consolidated financial statements for the year ended December 31, 2019, are included in the 2019 Annual Report, a copy of which may be obtained (excluding exhibits), without charge, by writing to Regional Health Properties, Inc., 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024, Attention: Corporate Secretary.

Shareholder Proposals for Inclusion in the 2021 Proxy Statement

If any shareholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2021 Annual Meeting, then such proposal must be received by the Company not later than the close of business at 5:00 p.m., local time, on July 9, 2021, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company’s proxy statement for such meeting.  Such proposal also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.  In order to allow the Company to identify the proposal as being subject to Rule 14a-8 under the Exchange Act and to respond in a timely manner, shareholder proposals pursuant to Rule 14a-8 under the Exchange Act are required to be submitted to the Company’s Corporate Secretary at our principal executive offices, located at 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024.

Procedures for Business Matters and Director Nominations for Consideration at the 2021 Annual Meeting

Section 2.15 of our Bylaws sets forth the procedures which a shareholder must follow in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at an annual or special meeting of shareholders.  Set forth below is a summary of these procedures, including notice deadlines for the 2021 Annual Meeting.

Notice Requirements for Shareholder Proposals (Excluding Director Nominations).  Section 2.15(a) of our Bylaws provides that no proposal for a shareholder vote (other than director nominations which are described below) shall be submitted by a shareholder (a “Shareholder Proposal”) to the Company’s shareholders unless the shareholder submitting such proposal (the “Proponent”) shall have filed a written notice which includes, among other things:

(i)

the name and business address of the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and all Persons (as defined in Section 2.15(a) of our Bylaws) acting in concert with the Proponent (or such beneficial owner), and the name and address of all of the foregoing as they appear on the Company’s books (if they so appear);

(ii)

the class and number of shares of the Company that are owned beneficially and of record by the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and the other Persons identified in clause (i);

(iii)	a description of the Shareholder Proposal containing all material information relating thereto, including the information identified in Section 2.15(a)(iv) of our Bylaws;

(iv)

a description of any agreement, arrangement or understanding with respect to the Shareholder Proposal between or among the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

(v)

a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proponent or such beneficial owner, with respect to the Company’s securities;

(vi)

a representation that the Proponent is a holder of record of the capital stock of the Company entitled to vote at the meeting, will so remain at the time of the meeting, and intends to appear in person or by proxy at the meeting to propose such business;

(vii)

a representation whether the Proponent or any beneficial owner on whose behalf the Shareholder Proposal is being made intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the Shareholder Proposal or (b) otherwise to solicit proxies from shareholders in support of such Shareholder Proposal; and

(viii)

any other information relating to the Proponent and such beneficial owner, if any, required to be disclosed in a proxy statement or other filing in connection with solicitations of proxies for the Shareholder Proposal under Section 14(a) of the Exchange Act.

The notice shall also include such other information as the Board reasonably determines is necessary or appropriate to enable it and the shareholders of the Company to consider the Shareholder Proposal.  The information required by clauses (ii), (iv) and (v) above must be updated by the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being submitted not later than ten days following the record date for the meeting to disclose such information as of the record date.

The presiding officer at any shareholders’ meeting may determine that any Shareholder Proposal was not made in accordance with procedures prescribed by our Bylaws or otherwise is not in accordance with law, and if it is so determined, such officer will declare so at the meeting and the Shareholder Proposal will be disregarded.  No provision of our Bylaws shall affect any rights of a shareholder to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Notice Requirements for Director Nominations.  Section 2.15(b) of our Bylaws provides that only persons who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by shareholders in accordance with the procedures set forth in such section, shall be eligible for election, or qualified to serve, as directors.  Nominations of individuals for election to the Board at any annual meeting or any special meeting of shareholders at which directors are to be elected may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in Section 2.15(b) of our Bylaws.

Nominations by shareholders shall be made by written notice (a “Nomination Notice”), which, as to each individual nominated, shall set forth, among other things: (i) the name, date of birth, business address and residence address of such individual; (ii) the educational background and the business experience during the past five years of such nominee, including the information identified in Section 2.15(b) of our Bylaws; (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (iv) any directorships held by such nominee in any public reporting company or any company registered as an investment company under the Investment Company Act of 1940; (v) whether such nominee has ever been convicted in a criminal proceeding or has ever been subject to a judgment, order, finding or decree in the proceedings described in Section 2.15(b) of our Bylaws; (vi) information regarding whether such nominee is subject to any disqualifications described in Rule 506(d)(1)(i) to (vii) under the Securities Act of 1933, as amended; (vii) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; (viii) a written statement from the shareholder making the recommendation stating why such recommended candidate meets the criteria and would be able to fulfill the duties of a director; and (ix) a written representation and agreement that (a) such nominee is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such nominee’s ability to comply, if elected as a director of the Company, with such nominee’s fiduciary duties under applicable law, (b) such nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) such nominee, in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

In addition, the Nomination Notice shall set forth, as to the Person submitting the Nomination Notice, each beneficial owner, if any, on whose behalf the nomination is made and any Person acting in concert with such Persons, among other things: (i) the name and business address of such Person; (ii) the name and address of each such Person as they appear on the Company’s books (if they so appear); (iii) the class and number of shares of the Company that are owned beneficially and of record by each such Person; (iv) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Persons, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, each such Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, each such Person, with respect to securities of the Company; (vi) a representation that the Person submitting the Nomination Notice is a holder of record of stock of the Company entitled to vote at such meeting, will so remain at the time of such meeting, and intends to appear in person or by proxy at the meeting to make such nomination; (vii) a representation whether any such Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect each nominee or (b) otherwise to solicit proxies from shareholders in support of such nomination; and (viii) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14(a) of the Exchange Act.

The information required by clauses (iii), (iv) and (v) above shall be updated by the Person delivering such Nomination Notice and each beneficial owner, if any, on whose behalf the Nomination Notice is being submitted not later than ten days after the record date for the meeting to disclose such information as of the record date.  The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility or qualification of such proposed nominee to serve as a director of the Company.  A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by each nominee, shall be filed with any Nomination Notice.

If the presiding officer at any shareholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by our Bylaws, the presiding officer will so declare to the meeting and the defective nomination will be disregarded.

Notice Deadlines.  Nomination Notices and Shareholder Proposals in connection with an annual meeting shall be delivered to the Company’s Secretary at our principal executive office not less than 90 nor more than 120 calendar days before the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting; provided that if no annual meeting was held in the previous year, or the date of the annual meeting has been established to be more than 30 calendar days earlier than, or 60 calendar days after, the anniversary of the previous year’s annual meeting, notice by a shareholder, to be timely, must be so received not later than: (i) the 90th day prior to the annual meeting: or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting. Nomination Notices in connection with a special meeting at which directors are to be elected shall be delivered to the Company’s Secretary at our principal executive office not later than the close of business on: (i) the 90th day prior to such special meeting or; (ii) if later, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the fact that directors are to be elected at such meeting.

In order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at the 2021 Annual Meeting, Shareholder Proposals and Nomination Notices in connection with such meeting must be delivered to the Company’s Secretary at the our principal executive offices, located at 454 Satellite Boulevard, Suite 100, Suwanee, Georgia 30024 no earlier than July 8, 2021 and not later than August 7, 2021.

APPENDIX A

REGIONAL HEALTH PROPERTIES, INC.

2020 EQUITY INCENTIVE PLAN

Regional Health Properties, Inc., a Georgia corporation (the “Company”), has established the Regional Health Properties, Inc. 2020 Equity Incentive Plan (this “Plan”), for the benefit of Employees, Consultants and Directors (each as defined below) of the Company.

The purposes of this Plan are: (i) to recognize and compensate selected Employees, Consultants and Directors who contribute to the development and success of the Company and its Affiliates and Subsidiaries (each as defined below); (ii) to attract and retain Employees, Consultants and Directors; and (iii) to provide incentive compensation to Employees, Consultants and Directors based upon the performance of the Company and its Affiliates and Subsidiaries.

This Plan became effective on the “Effective Date” (as defined below).  This Plan replaces the 2011 Plan (as defined below).

ARTICLE 1.  DEFINITIONS

Wherever the following initially capitalized terms are used in this Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

“2011 Plan” means the AdCare Health Systems, Inc. 2011 Stock Incentive Plan, which was assumed by the Company in connection with the merger on September 29, 2017 of AdCare Health Systems, Inc. (the then-parent corporation of, and predecessor to, the Company) with the Company, with the Company being the surviving corporation in the merger.

“Affiliate” means any entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

“Applicable Accounting Standards” means mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

“Applicable Law” means any applicable law, including, without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether United States or non-U.S., federal, state or local; and (iii) rules of any securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

“Award” means the grant or award of Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs, Performance Units or Other Stock-Based Awards under this Plan.

“Award Agreement” means the agreement granting or awarding Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs, Performance Units or Other Stock-Based Awards.

“Board” means the Board of Directors of the Company, as comprised from time to time.

“Change-in-Control” means a change in ownership or control of the Company effected through any of the following transactions or series of transactions:

(a)

the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of (i) the continuing or surviving entity or (ii) any direct or indirect parent corporation of such continuing or surviving entity;

(b)	the sale, transfer or other disposition of all or substantially all of the Company’s assets;
(c)

a majority of the members of the Board are replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or

(d)

any transaction as a result of which any person or related group of persons becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities eligible to vote generally for the election of directors; provided, however, that for purposes of this subsection (d): (i) an acquisition directly from the Company does not constitute a Change-in-Control; and (ii) the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or Subsidiary and (B) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company.

Notwithstanding the foregoing, if a Change-in-Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change-in-Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” (within the meaning of Code Section 409A). The Committee shall have full and final authority to determine conclusively whether a Change-in-Control has occurred pursuant to the above definition, the date of the occurrence of such Change-in-Control and any incidental matters relating thereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Common Stock” means the common stock, no par value per share, of the Company.

“Company” means Regional Health Properties, Inc., a Georgia corporation, or any business organization which succeeds to its business and elects to continue this Plan.  For purposes of this Plan, the term Company shall include, where applicable and without limitation, such other Affiliate or Subsidiary that employs the Employee or has engaged the Consultant.

“Consultant” means a professional or technical expert, consultant or independent contractor who provides services to the Company or an Affiliate or Subsidiary, and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

“Deferred Stock Unit” means a right to receive Common Stock awarded under Article 6 of this Plan.

“Director” means any individual who is a member of the Board.

APPENDIX A

“Effective Date” means _________, 2020, which is the date this Plan, as adopted by the Board, is approved by the Company’s shareholders.

“Employee” means any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or an Affiliate or Subsidiary, whether such employee was so employed at the time this Plan was initially adopted or becomes so employed subsequent to the adoption of this Plan.

“Employment Agreement” means the employment, consulting or similar contractual agreement entered into by the Employee or the Consultant, as the case may be, and the Company governing the terms of the Employee’s employment with or the Consultant’s engagement by the Company, if any.

“Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding stock-based Awards.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock, as of a given date, shall be determined pursuant to Section 4.7.

“Incentive Stock Option” means an Option which qualifies as an incentive stock option under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

“Non-Employee Director” means a Director who is not an Employee.

“Non-Qualified Stock Option” means an Option that does not qualify as an Incentive Stock Option and/or which the Committee does not designate as an Incentive Stock Option.

“Other Stock-Based Award” means an Award granted under Article 9 of this Plan.

“Option” means an option to purchase shares of Common Stock that is granted under Article 4 of this Plan.  An option granted under this Plan shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

“Participant” means an Employee, Consultant or Director who has been determined as eligible to receive an Award pursuant to Section 3.2.

“Performance Goals” has the meaning set forth in Section 8.3.

“Performance Period” has the meaning set forth in Section 8.3.

“Performance Units” means performance units granted under Article 8 of this Plan.

“Permanent Disability” means the inability of a Participant, due to a physical or mental impairment, to perform the material services of the Participant’s position with the Company for a period of six (6) months, whether or not consecutive, during any 365-day period.  A determination of Permanent Disability shall be made by a physician satisfactory to both the Participant and the Committee, provided that if the Participant and the Committee do not agree on a physician, each of them shall select a physician and those two physicians together shall select a third physician, whose determination as to Permanent Disability shall be binding on all parties.

“Plan” means the Regional Health Properties, Inc. 2020 Equity Incentive Plan, as embodied herein and as amended from time to time.

“Restricted Common Stock” means Common Stock awarded under Article 6 of this Plan.

“Restricted Stock Unit” means a right to receive Common Stock awarded under Article 6 of this Plan.

“Retirement” means, except as otherwise defined in the Participant’s Employment Agreement, if any, a Participant’s Termination of Employment with the Company on or after his or her 65th birthday.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time.

“SAR” means a stock appreciation right awarded under Article 7 of this Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Award” means an Award of Restricted Common Stock, Restricted Stock Units or Deferred Stock Units under Article 6 of this Plan.

“Stock Award Account” means the bookkeeping account reflecting Awards of Restricted Stock Units and Deferred Stock Units under Article 6 of this Plan.

“Subsidiary” means an entity in an unbroken chain beginning with the Company if each of the entities other than the last entity in the unbroken chain owns 50% or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

“Termination of Employment” means the date on which the employee-employer, consulting, contractual or similar relationship between a Participant and the Company is terminated for any reason, with or without cause, including, but not by way of limitation, a termination of employment by resignation, discharge, death, Permanent Disability or Retirement, but excluding: (i) termination of employment where there is a simultaneous reemployment or continuing employment of a Participant by the Company; and (ii) at the discretion of the Committee, termination of employment which results in a temporary severance of the employee-employer relationship.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to a Termination of Employment (subject to the provisions of any Employment Agreement between a Participant and the Company), including, but not limited to, all questions of whether particular leaves of absence constitute a Termination of Employment; provided, however, that, unless otherwise determined by the Committee in its absolute discretion, a leave of absence, change in status from an employee to an independent contractor or other change the employee-employer, consulting, contractual or similar relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE 2.  COMMON STOCK SUBJECT TO PLAN

2.1 Common Stock Subject to Plan.

(a)The Common Stock subject to an Award shall be shares of the Company’s authorized but unissued, reacquired or treasury Common Stock.  As of the Effective Date, and subject to adjustment as described in Section 2.2 and Section 12.3, the aggregate number of shares of Common Stock that may be issued under this Plan as Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, Performance Units, Other Stock-Based Awards or pursuant to the exercise of Options and SARs is 250,000 shares.

APPENDIX A

(b)Awards with respect to no more than 24,000 shares of Common Stock may be awarded to any individual in any calendar year.

(c)No more than 250,000 shares of Common Stock may be issued in the form of Incentive Stock Options.

2.2 Add-back of Grants. If any Option or SAR granted pursuant to this Plan or the 2011 Plan expires or is canceled without having been fully exercised, or is exercised prior to becoming vested as permitted under Section 4.6(c) and is forfeited prior to becoming vested, the number of shares of Common Stock subject to such Option or SAR but as to which such Option, SAR or other right was not exercised or vested prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder.  Shares of Common Stock which are: (i) delivered by the Participant or withheld by the Company upon the exercise of any Option or other Award under this Plan, in payment of the exercise price thereof or for tax withholding; or (ii) subject to a SAR that are not issued in connection with the stock settlement of the SAR upon exercise thereof, may not be optioned, granted or awarded hereunder.  If any shares of Common Stock awarded pursuant to this Plan or the 2011 Plan as Restricted Common Stock, Restricted Stock Units, Other Stock-Based Awards or other equity Award hereunder or as payment for Performance Units are forfeited by the Participant, such shares may again be optioned, granted or awarded hereunder.  In addition, upon the exercise of any SAR, the gross number of shares exercised shall be deducted from the total number of shares of Common Stock available for future issuance under this Plan.  In the event the Company repurchases shares of Common Stock on the open market, such shares shall not be added to the shares of Common Stock available for issuance under this Plan.  Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

ARTICLE 3.  ELIGIBILITY; GRANTS; AWARD AGREEMENTS

3.1 Eligibility.  Any Employee, Consultant or Director selected to participate pursuant to Section 3.2 shall be eligible to participate in this Plan.  Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $75,000.  For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

3.2 Awards.  The Committee shall determine which Employees, Consultants and Directors shall receive Awards, whether the Employee, Consultant or Director will receive Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs, Performance Units or Other Stock-Based Awards, whether an Option grant is intended to be of Incentive Stock Options or Non-Qualified Stock Options, and the number of shares of Common Stock subject to such Award.

3.3 Award Agreement.  Upon the selection of an Employee, Consultant or Director to become a Participant and receive an Award, the Committee shall cause a written Award Agreement to be issued to such individual encompassing the terms and conditions of such Award, as determined by the Committee in its absolute discretion; provided, however, that if applicable, the terms of such Award Agreement shall comply with the terms of such Participant’s Employment Agreement, if any.  Such Award Agreement shall provide for the exercise price for Options and SARs; the purchase price, if any, for Restricted Common Stock, Restricted Stock Units, Deferred Stock Units and Other Stock-Based Awards; the performance criteria for Performance Units; and the exercisability and vesting schedule, payment terms and such other terms and conditions of such Award, as determined by the Committee in its absolute discretion.  Each Award Agreement shall be executed by the Participant and an officer or a Director (other than the Participant) of the Company authorized to sign such Award Agreement and shall contain such terms and conditions that are consistent with this Plan, including, but not limited to, the exercisability and vesting schedule, if any, as the Committee in its absolute discretion shall determine.  All Awards shall be made conditional upon the Participant’s acknowledgment, in writing in the Award Agreement or otherwise by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award.

ARTICLE 4.  OPTIONS

4.1 Award Agreement for Option Grant.  Option grants shall be evidenced by an Award Agreement, pursuant to Section 3.3.  All Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.2 Option Price.  The price per share of the Common Stock subject to each Option shall be set by the Committee; provided, however, that: (i) such price shall not be less than the par value of a share of Common Stock and shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

4.3 Qualification for Incentive Stock Options.  The Committee may only grant an Incentive Stock Option to an individual if such person is an Employee of the Company or is an Employee of an Affiliate or Subsidiary as permitted under Section 422(a)(2) of the Code.

4.4 Change in Incentive Stock Option Grant.  Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an Incentive Stock Option under Section 422 of the Code.  To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year (under this Plan and all other plans of the Company and any Subsidiary or parent corporation thereof) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.  The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.  For purposes of this Section 4.4, the Fair Market Value of shares of Common Stock shall be determined as of the time the Option with respect to such shares of Common Stock is granted, pursuant to Section 4.7.

4.5 Option Term.  The term of an Option shall be set by the Committee in its absolute discretion; provided, however, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).  Such Incentive Stock Options shall be subject to Section 5.6, except as limited by the requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options.

4.6 Option Exercisability and Vesting.

(a)The period during which Options in whole or in part become exercisable and vest shall be set by the Committee and shall be as provided for in the Award Agreement.  At any time after the grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option becomes exercisable and vests.

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(b)In each Award Agreement, the Committee shall indicate whether the portion of the Options, if any, that remains non-exercisable and non-vested upon the Participant’s Termination of Employment with the Company is forfeited.  In so specifying, the Committee may differentiate between the reason for the Participant’s Termination of Employment.

(c)At any time on or after the grant of an Option, the Committee may provide in an Award Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares of Common Stock so purchased shall be Restricted Common Stock and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of: (i) the price per share paid by the Participant for the Common Stock; or (ii) the Fair Market Value of such Common Stock at the time of repurchase, or such other restrictions as the Committee deems appropriate.  The Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Stock, subject to the restrictions and provisions provided in the applicable Award Agreement, including the right to vote such Common Stock and to receive all dividends and other distributions paid or made with respect to Common Stock.

4.7 Fair Market Value.  The “Fair Market Value” of a share of Common Stock as of a given date shall be:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, then the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, then its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, then its Fair Market Value shall be established by the Committee in good faith. The Fair Market Value as so determined by the Committee in good faith shall be binding and conclusive, and in any event the Participant agrees to accept and shall not challenge any such determination of Fair Market Value made by the Committee.  If the Company subdivides (by split, dividend or otherwise) its shares of Common Stock into a greater number, or combines (by reverse split or otherwise) its shares of Common Stock into a lesser number after the Company shall have determined the Fair Market Value for the shares of Common Stock subject to an Award (without taking into consideration such subdivision or combination) and prior to the consummation of the purchase, then the Fair Market Value shall be appropriately adjusted to reflect such subdivision or combination, and the Committee’s good faith determination as to any such adjustment shall be binding and conclusive on all parties hereto.

ARTICLE 5.  EXERCISE OF OPTIONS

5.1 Exercise.  At any time and from time to time prior to the time when any exercisable Option or portion thereof becomes unexercisable under this Plan or the Award Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares of Common Stock and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a minimum number of shares of Common Stock.

5.2 Manner of Exercise.  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Company of all of the following prior to the time when such Option or such portion becomes unexercisable under this Plan or the Award Agreement:

(a)A written notice signed by the Participant or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is being exercised, provided such notice complies with all applicable rules established by the Committee from time to time.

(b)Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.  The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, causing legends to be placed on certificates for shares of Common Stock and issuing stop-transfer notices to agents and registrars.

(c)In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

(d)Full payment (in cash or by a certified check) for the shares of Common Stock with respect to which the Option or portion thereof is exercised, including the amount of any withholding tax due, unless with the prior written consent of the Committee:

(i)payment, in whole or in part, is made through the delivery of shares of Common Stock owned by the Participant, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, provided, that shares of Common Stock used to exercise the Option have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option;

(ii)with respect to Options that are not Incentive Stock Options, payment, in whole or in part, is made through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

(iii)delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then-issuable upon exercise of the Option (or thereof which is being exercised), and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(iv)payment is made through any combination of the consideration provided for in this Section 5.2(d) or such other method approved by the Committee consistent with Applicable Law.

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5.3 Conditions to Issuance of Common Stock.  The Company shall not be required to issue or deliver any certificate or other indicia evidencing ownership of shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(b)The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience;

(c)The receipt by the Company of full payment for such Common Stock, including payment of any applicable withholding tax; and

(d)The Participant agreeing to the terms and conditions of this Plan and the Award Agreement.

5.4 Rights as Shareholders.  The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares of Common Stock purchasable upon the exercise of any part of an Option unless and until certificates or other indicia representing such shares of Common Stock have been issued by the Company to such holders.

5.5 Ownership and Transfer Restrictions.  The Committee, in its absolute discretion, may impose at the time of grant such restrictions on the ownership and transferability of the shares of Common Stock purchasable upon the exercise of an Option as it deems appropriate.  Any such restriction shall be set forth in the Award Agreement and may be referred to on the certificates or other indicia evidencing such shares of Common Stock.

5.6 Limitations on Exercise of Options.

(a)Vested Incentive Stock Options may not be exercised after the earliest of: (i) their expiration date; (ii) one (1) year from the date of the Participant’s Termination of Employment by reason of his or her death, (iii) one (1) year from the date of the Participant’s Termination of Employment by reason of his or her Permanent Disability meeting the requirements of Section 22(e)(3) of the Code as applicable pursuant to Section 422(c)(6) of the Code, or (iv) the expiration of three (3) months from the date of the Participant’s Termination of Employment for any reason other than such Participant’s death or Permanent Disability meeting the requirements of Section 22(e)(3) of the Code as applicable pursuant to Section 422(c)(6) of the Code, unless the Participant dies within said three (3) month period (in which case the vested Incentive Stock Option may be exercised up until one (1) year from the date of death).  Pursuant to regulations under Section 421 of the Code, bonafide leaves of absence for no longer than three (3) months generally will not cause a Termination of Employment for purposes of Incentive Stock Options.

(b)Non-Qualified Stock Options may be exercised up until their expiration date, unless the Committee provides otherwise in the Award Agreement.

ARTICLE 6.  STOCK AWARDS

6.1 Award Agreement.  Awards of Restricted Common Stock, Restricted Stock Units and Deferred Stock Units shall be evidenced by an Award Agreement pursuant to Section 3.3.

6.2 Awards of Restricted Common Stock, Restricted Stock Units and Deferred Stock Units.

(a)The Committee may from time to time, in its absolute discretion, consistent with this Plan: (i) determine which Employees, Consultants and Directors shall receive Stock Awards; (ii) determine the aggregate number of shares of Common Stock to be awarded as Stock Awards to Employees, Consultants and Directors; (iii) determine the terms and conditions applicable to such Stock Awards; and (iv) determine when the restrictions, if any, lapse.

(b)The Committee may establish the purchase price, if any, and form of payment for a Stock Award.  If the Committee establishes a purchase price, then the purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law.

(c)Upon the selection of an Employee, Consultant or Director to be awarded Restricted Common Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Common Stock and may impose such conditions on the issuance of such Restricted Common Stock as it deems appropriate, subject to the provisions of Article 10 of this Plan.

(d)Upon the selection of an Employee, Consultant or Director to be awarded Restricted Stock Units or Deferred Stock Units, the Committee shall instruct the Secretary of the Company to establish a Stock Award Account on behalf of each such Participant.  The Committee may impose such conditions on the issuance of such Restricted Stock Units or Deferred Stock Units as it deems appropriate.

(e)Awards of Restricted Common Stock and Restricted Stock Units shall vest pursuant to the Award Agreement.  At any time after the grant of Restricted Common Stock or a Restricted Common Stock Unit, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which such Restricted Common Stock or Restricted Stock Unit vests.

(f)A Participant shall be 100% vested in the number of Deferred Stock Units held in his or her Stock Award Account at all times.  The term for which the Deferred Stock Units shall be deferred shall be provided for in the Award Agreement.

6.3 Rights as Shareholders.

(a)Upon delivery of the shares of Restricted Common Stock to the Participant or the escrow holder pursuant to Section 6.7, the Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Stock, subject to the restrictions and provisions of his or her Award Agreement; provided, however, that in the absolute discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

(b)Nothing in this Plan shall be construed as giving a Participant who receives an Award of Restricted Stock Units or Deferred Stock Units any of the rights of an owner of Common Stock unless and until shares of Common Stock are issued and transferred to the Participant in accordance with the terms of this Plan and the Award Agreement.  Notwithstanding the foregoing, in the event that any dividend is paid by the Company with respect to the Common Stock (whether in the form of cash, Common Stock or other property), then the Committee may, in the manner it deems equitable or appropriate, adjust the number of Restricted Stock Units or Deferred Stock Units allocated to each Participant’s Stock Award Account to reflect such dividend.

6.4 Restriction.  All shares of Restricted Common Stock issued under this Plan (including any Common Stock received as a result of stock dividends, stock splits or any other form of recapitalization, if any) shall at the time of the Award, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall, in its absolute discretion, determine, which restrictions may include, without limitation, restrictions concerning voting rights, transferability, vesting, Company performance and individual

APPENDIX A

performance; provided, however, that by action taken subsequent to the time shares of Restricted Common Stock are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement.  Restricted Common Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5 Lapse of Restrictions.  The restrictions on Awards of Restricted Common Stock and Restricted Stock Units shall lapse in accordance with the terms of the Award Agreement.  In the Award Agreement, the Committee shall indicate whether shares of Restricted Common Stock or Restricted Stock Units then subject to restrictions are forfeited or if the restrictions shall lapse upon the Participant’s Termination of Employment.  In so specifying, the Committee may differentiate between the reason for the Participant’s Termination of Employment.

6.6 Repurchase of Restricted Common Stock.  The Committee may provide in the terms of the Award Agreement awarding Restricted Common Stock that the Company shall have call rights, a right of first offer or a right of refusal regarding shares of Restricted Common Stock then subject to restrictions.

6.7 Escrow.  The Company may appoint an escrow holder to retain physical custody of each certificate or control of each other indicia representing shares of Restricted Common Stock until all of the restrictions imposed under the Award Agreement with respect to the shares of Common Stock evidenced by such certificate expire or shall have been removed.

6.8 Legend.  In order to enforce the restrictions imposed upon shares of Restricted Common Stock hereunder, the Committee shall cause a legend or restrictions to be placed on certificates of Restricted Common Stock that are still subject to restrictions under Award Agreements, which legend or restrictions shall make appropriate reference to the conditions imposed thereby.

6.9 Conversion.  Upon vesting in the case of Restricted Stock Units, and upon the lapse of the deferral period in the case of Deferred Stock Units, such Restricted Stock Units or Deferred Stock Units shall be converted into an equivalent number of shares of Common Stock that will be distributed to the Participant, or in the case of the Participant’s death, to the Participant’s legal representative.  Such distribution shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company.  In the event ownership or issuance of the Common Stock is not feasible due to Applicable Law, as determined by the Committee in its absolute discretion, the Participant, or in the case of the Participant’s death, the Participant’s legal representative, shall receive cash proceeds in an amount equal to the value of the shares of Common Stock otherwise distributable to the Participant, net of tax withholding as provided in Section 12.5.

ARTICLE 7.  STOCK APPRECIATION RIGHTS

7.1 Award Agreement for SARs.  Awards of SARs shall be evidenced by an Award Agreement pursuant to Section 3.3.

7.2 General Requirements.  The Committee may grant SARs separately or in tandem with any Option (for all or a portion of the applicable Option).  The Committee shall determine which Employees, Consultants and Directors shall receive Awards of SARs and the amount of such Awards.

7.3 Base Amount.  The Committee shall establish the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall be equal to the price per share of the related Option or, if there is no related Option, the Fair Market Value of a share of Common Stock as of the date of grant of the SAR.

7.4 Tandem SARs.  Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of grant of the Incentive Stock Option.  In the case of tandem SARs, the number of SARs granted to an Employee, Consultant or Director that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Employee, Consultant or Director may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate.  Upon the exercise of the SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.

7.5 SAR Exercisability.

(a)The period during which SARs in whole or in part become exercisable shall be set by the Committee and shall be as provided for in the Award Agreement.  At any time after the grant of a SAR, the Committee may, in its absolute discretion and subject to whatever terms and conditions its selects, accelerate the period during which the SAR becomes exercisable.

(b)In each Award Agreement, the Committee shall indicate whether the portion of the SAR, if any, that remains non-exercisable upon the Participant’s Termination of Employment with the Company is forfeited.  In so specifying, the Committee may differentiate between the reason for the Participant’s Termination of Employment.

7.6 Value of SARs.  When a Participant exercises a SAR, the Participant shall receive in settlement of such SAR an amount equal to the value of the stock appreciation for the number of SARs exercised payable in cash, Common Stock or a combination thereof.  The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR.

7.7 Form of Payment.  The Committee shall determine whether the appreciation in a SAR shall be paid in the form of cash, Common Stock or a combination of the two, in such proportion as the Committee deems appropriate.  For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.  If shares of Common Stock are received upon exercise of a SAR, then cash shall be delivered in lieu of any fractional shares of Common Stock.

ARTICLE 8.  PERFORMANCE UNITS

8.1 Award Agreement for Performance Units.  Awards of Performance Units shall be evidenced by an Award Agreement pursuant to Section 3.3.

8.2 General Requirements.  Each Performance Unit shall represent the right of the Participant to receive an amount based on the value of the Performance Unit, if Performance Goals established by the Committee are met.  A Performance Unit shall be based on the Fair Market Value of a share of Common Stock or such other measurement base as the Committee deems appropriate.  The Committee shall determine and set forth in the Award Agreement the number of Performance Units to be granted and the requirements applicable to such Performance Units.  The Committee shall determine which Employees, Consultants and Directors shall receive Awards of a Performance Unit and the amount of such Awards.

8.3 Performance Period and Performance Goals.  When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the “Performance Period”), performance goals applicable to the Performance Units (“Performance Goals”) and such other conditions of the Award as the Committee deems appropriate.  Performance Goals may relate to the financial performance of the Company or its Subsidiaries, the performance of Common Stock, individual performance or such other criteria as the Committee deems appropriate.

APPENDIX A

8.4 Payment With Respect to Performance Units.  At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units.  Payments with respect to Performance Units shall be made in cash, in Common Stock or in a combination of the two, as determined by the Committee.

ARTICLE 9.  OTHER STOCK-BASED AWARDS

9.1 Award Agreement for Other Stock-Based Awards.  Other Stock-Based Awards shall be evidenced by an Award Agreement pursuant to Section 3.3.

9.2 General Requirements.  Other Stock-Based Awards that may be granted under this Plan include Awards that are valued in whole or in part by reference to, or otherwise calculated by reference to or based on, shares of Common Stock, including without limitation: (i) convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests; (ii) partnership interests in a Subsidiary or operating partnership, if applicable; (iii) Awards valued by reference to book value, fair value or Subsidiary performance; and (iv) any class of profits interest or limited liability company interest created or issued pursuant to the terms of a partnership agreement, limited liability company operating agreement or otherwise by a Subsidiary that has elected to be treated as a partnership for federal income tax purposes and qualifies as a “profits interest” within the meaning of IRS Revenue Procedure 93-27 with respect to an Employee, a Consultant or a Director who is rendering services to or for the benefit of such a Subsidiary.

9.3 Calculation of Reserved Shares.  For purposes of calculating the number of shares of Common Stock underlying an Other Stock-Based Award relative to the total number of shares of Common Stock reserved and available for issuance under Section 2.1, the Committee shall establish in good faith the maximum number of shares of Common Stock to which a Participant receiving such Award may be entitled upon fulfillment of all applicable conditions set forth in the relevant Award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria.  If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Common Stock underlying Other Stock-Based Awards shall be reduced accordingly by the Committee and the related shares of Common Stock shall be added back to the shares of Common Stock otherwise available for issuance under this Plan.  Other Stock-Based Awards may be granted either alone or in addition to other Awards granted under this Plan.  The Committee shall determine the Employees, Consultants or Directors to whom, and the time or times at which, Other Stock-Based Awards shall be made; the number of Other Stock-Based Awards to be granted; the price, if any, to be paid by the Participant for the acquisition of such Other Stock-Based Awards; and the restrictions and conditions applicable to such Other Stock-Based Awards.  Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant in its absolute discretion.  The Committee may allow Other Stock-Based Awards to be held through a limited partnership, or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Article 9.  The provisions of the grant of Other Stock-Based Awards need not be the same with respect to each Participant.

9.4 Dividend Equivalents.  The Award Agreement in respect of an Other Stock-Based Award, or a separate agreement if required by Section 409A of the Code, may provide that the Participant shall be entitled to receive currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of shares of Common Stock underlying the Award or other distributions from a Subsidiary prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), as determined at the time of grant by the Committee in its absolute discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

9.5 Consideration.  Other Stock-Based Awards granted under this Article 9 may be issued for no cash consideration.

ARTICLE 10.  DEFERRALS

The Committee may permit a Participant to defer receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such Participant in connection with any Option or SAR, the lapse or waiver of restrictions applicable to Restricted Common Stock or Restricted Stock Units, the lapse of the deferral period applicable to Deferred Stock Units or the satisfaction of any requirements or objectives with respect to Performance Units.  If any such deferral election is permitted, then the Committee shall, in its absolute discretion, establish rules and procedures for such deferrals, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Common Stock equivalents and restricting deferrals to comply with the requirements of Section 409A of the Code.  The Company may, but is not obligated to, contribute the shares of Common Stock that would otherwise be issuable pursuant to an Award to a rabbi trust.  Shares of Common Stock issued to a rabbi trust pursuant to this Article 10 may ultimately be issued to the Participant in accordance with the terms of the deferred compensation plan or the Award Agreement.

ARTICLE 11.  ADMINISTRATION

11.1 Committee.  This Plan shall be administered by the Committee.  The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company’s articles of incorporation, bylaws and Applicable Law.  The majority vote of the Committee, or for acts taken in writing without a meeting, by the unanimous written consent of the members of the Committee, shall be valid acts of the Committee.  Appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written notice to the Board.

11.2 Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions.  The Committee shall have the power to interpret this Plan and the Award Agreements pursuant to which Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs, Performance Units and Other Stock-Based Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent herewith and to interpret, amend or revoke any such rules.  Any such Award under this Plan need not be the same with respect to each Participant.  Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

11.3 Compensation; Professional Assistance; Good Faith Actions.  Unless otherwise determined by the Board, members of the Committee shall receive no compensation for their services pursuant to this Plan.  All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company.  The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons.  The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons.  No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Awards made hereunder, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

APPENDIX A

ARTICLE 12.  MISCELLANEOUS PROVISIONS

12.1 Transferability.

(a)No Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SAR, Performance Unit, Other Stock-Based Award or any right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 12.1(a) shall prevent transfers by will, by Applicable Law regarding descent and distribution, pursuant to a qualified domestic relations order or as permitted in Section 12.1(b) below.  The Committee shall not be required to accelerate the exercisabilty of an Award pursuant to a divorce or similar proceeding in the event Participant’s spouse is determined to have acquired a community property interest in all or any portion of an Award.  Except as provided below, during the lifetime of the Participant, only he or she may exercise an Award (or any portion thereof) granted to him or her under this Plan.  After the death of the Participant, any exercisable portion of an Award, prior to the time when such portion becomes unexercisable under this Plan or the applicable Award Agreement or other agreement, may be exercised by his or her personal representative or by any person empowered to do so under the deceased Participant’s will or under Applicable Law regarding descent and distribution.

(b)Notwithstanding the foregoing, the Committee may provide in an Award Agreement, or amend an otherwise outstanding Award Agreement to provide, that a Participant may transfer Non-Qualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Non-Qualified Stock Option and the transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Non-Qualified Stock Option immediately before the transfer and shall be exercisable by the transferee according to the same terms as applied to the Participant.

12.2 Amendment, Suspension or Termination of this Plan.

(a)Except as otherwise provided in this Section 12.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, no action of the Board or the Committee may be taken that would otherwise require shareholder approval under Applicable Law, without the approval of the shareholders.  Except as provided in Section 4.7 or Section 12.3, in no event may the Board or the Committee reduce the exercise price of outstanding Options or SARs or effect repricing through cancellation and re-grants or cancellation of Options or SARs in exchange for cash or other Awards without prior shareholder approval.  No amendment, suspension or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore made to the Participant, unless such right has been reserved in this Plan or the Award Agreement.  No Award may be made during any period of suspension or after termination of this Plan.  In no event may any Award be made under this Plan after the tenth anniversary of the date of shareholder approval of this Plan, and no Incentive Stock Options may be granted after the tenth anniversary of the date of Board approval of this Plan.  This Plan shall serve as the successor to the 2011 Plan, and no further awards shall be granted under the 2011 Plan after the Effective Date. All awards outstanding under the 2011 Plan as of the Effective Date shall remain outstanding in accordance with their terms.

(b)Notwithstanding the foregoing, the Board or the Committee may take any action necessary to comply with a change in Applicable Law, irrespective of the status of any Award as vested or unvested, exercisable or unexercisable, at the time of such change in Applicable Law.

12.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Committee may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under this Plan (including, without limitation, adjustments of the share limits set forth in Section 2.1 and dollar value limits set forth in Section 3.1); (ii) the number and kind of shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals with respect thereto); and/or (iv) the grant, exercise or purchase price with respect to any outstanding Awards under this Plan.

(b)In the event of any transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Committee, in its absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan or with respect to any Award under this Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i)To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.3, the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment);

(ii)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in all cases, as determined by the Committee;

(iii)To make adjustments in the number and kind of shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in this Plan or an applicable Award Agreement;

(v)To replace such Award with other rights or property selected by the Committee; and/or

(vi)To provide that the Award cannot vest, be exercised or become payable after such event.

APPENDIX A

(c)In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.3(a) and 12.3(b):

(i)The number and type of securities subject to each outstanding Award and the grant, exercise or purchase price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.3(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company); and/or

(ii)The Committee shall make such equitable adjustments, if any, as the Committee in its absolute discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under this Plan (including, without limitation, adjustments of the share limits set forth in Section 2.1 and the dollar value limits set forth in Section 3.1).

(d)Except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, in the event of a Change-in-Control, unless outstanding Awards are assumed by the successor corporation (or parent thereof) or replaced with a comparable award for shares of the capital stock of the successor corporation (or parent thereof), then immediately prior to the Change-in-Control such outstanding Awards shall automatically become fully vested and exercisable for all of the shares of Common Stock at the time subject to such Awards, all forfeiture and other restrictions on such Awards shall lapse and all Performance Goals with respect to any outstanding Award shall be deemed met to the extent provided for in the Participant’s Award Agreement or in such other written agreement entered into between the Company and a Participant. Upon, or in anticipation of, a Change-in-Control in which outstanding Awards will not be assumed or replaced as described above in this Section 12.3(d), the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including, but not limited to, the date of such Change-in-Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its absolute discretion, shall determine. The determination of Award comparability shall be made by the Committee, and its determination shall be final, binding and conclusive.

(e)The Committee, in its absolute discretion, may include such further provisions and limitations in any Award, Award Agreement or other agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of this Plan.

(f)No adjustment or action described in this Section 12.3 or in any other provision of this Plan shall be authorized to the extent that such adjustment or action would cause this Plan to violate Section 422(b)(l) of the Code. Furthermore, no such adjustment or action shall be authorized with respect to any Award to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Award is not to comply with such exemptive conditions.

(g)       The existence of this Plan, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h)       No action shall be taken under this Section 12.3 which shall cause an Award to fail to comply with Section 409A of the Code or an exemption therefrom, in either case, to the extent applicable to such Award, unless the Committee determines any such adjustments to be appropriate.

(g)In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Common Stock or the share price of the Common Stock, including any Equity Restructuring, for reasons of administrative convenience, the Committee in its absolute discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

12.4 Continued Employment.  Nothing in this Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue his or her employment, consulting or similar relationship with the Company or an Affiliate, whether as an Employee, Consultant, Director or otherwise, or shall interfere with or restrict in any way the rights of the Company or an Affiliate, which are hereby expressly reserved, to discharge or terminate the relationship with any Participant at any time for any reason whatsoever, subject to the terms of any Employment Agreement entered into by the Participant and the Company or Affiliate.

12.5 Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or lapse of any restriction of any Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SAR, Performance Unit or Other Stock-Based Award.  The Committee may, in its absolute discretion and in satisfaction of the foregoing requirement, require such Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld; provided, however, that any shares of Common Stock withheld shall be no greater than an amount that does not exceed the Participant’s maximum applicable withholding tax rate for federal (including FICA), state and local tax liabilities or such lesser amount as may be necessary to avoid liability accounting treatment.  The Committee may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Common Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

12.6 Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards, the Committee shall have the right to provide, in the terms of such Award, or to require the recipient to agree by separate written instrument, that the Award shall terminate and any unexercised portion of such Award (whether or not vested) shall be forfeited, if: (i) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award; (ii) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or as specified in the Participant’s Employment Agreement; or (iii) the Company terminates the Employee’s employment with or without cause.

12.7 Limitations Applicable to Section 16 Persons and Performance-Based Compensation.  Notwithstanding any other provision of this Plan, any Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SARs, Performance Units or Other Stock-Based Award granted or awarded to any individual who is then or thereafter becomes subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3).  To the extent permitted by Applicable Law, Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.8 Restrictive Legend.  All of the shares of Common Stock issued and/or owned pursuant to this Plan shall be held and transferred subject to the terms of the applicable restrictions contained in this Plan, and every certificate or book entry representing such shares shall contain an appropriate legend to reference restrictions applicable to such shares as determined by the Committee.

APPENDIX A

12.9 Effect of Plan Upon Option and Compensation Plans.  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company.  Nothing in this Plan shall be construed to limit the right of the Company: (i) to establish any other forms of incentives or compensation for Employees, Consultants or Directors; or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose, including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.10 Compliance with Laws.  This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Awards awarded hereunder are subject to compliance with all Applicable Law and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by Applicable Law, this Plan shall be deemed amended to the extent necessary to conform thereto.

12.11 Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

12.12 Governing Law.  This Plan and any agreements hereunder shall be administered, interpreted and enforced under the laws of the State of Georgia, without regard to conflicts of laws thereof.

12.13 Clawback.  Notwithstanding anything to the contrary contained in this Plan, an Award Agreement may provide that the Committee may in its absolute discretion cancel the Award granted by such Award Agreement if the Participant has engaged in or engages in detrimental activity that is in conflict with or adverse to the interest of the Company or any Affiliate or Subsidiary, including, without limitation, fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its absolute discretion. The Committee may also provide in an Award Agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, all of the Participant’s outstanding Awards will be cancelled and/or the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award Agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award provided therein for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with Applicable Law.

* * * * * *

The Regional Health Properties, Inc. 2020 Equity Incentive Plan was adopted by the Board of Directors on November 4, 2020 and approved by the shareholders of the Company on                 , 2020.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Mobile or Internet QUICK EASY IMMEDIATE 24 Hours a Day, 7 Days a Week or by Mail R REGIONAL HEALTH PROPERTIES, INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Votes submitted electronically by Mobile or over the Internet must be received by 11:59 p.m., Eastern Time, on December 15, 2020. INTERNET VOTING www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this X 1. To elect the four director nominees listed below to serve until the Company’s 2021 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”). (1) Michael J. Fox (2) Brent Morrison (3) Kenneth W. Taylor (4) David A. Tenwick 2. To approve the Regional Health Properties, Inc. 2020 Equity Incentive Plan (“Proposal 2”). FOR WITHHOLD 3. To ratify the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (“Proposal 3”). FOR AGAINST ABSTAIN AGAINST FOR CONTROL NUMBER Print Name(s): Signature, if held jointly Date, 2020 Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian or attorney, please give full title. Joint owners should each sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to be held on December 16, 2020 The 2020 Proxy Statement and the 2019 Annual Report to Shareholders are available at: https://www.cstproxy.com/regionalhealthproperties/2020 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2020 REGIONAL HEALTH PROPERTIES, INC. 454 Satellite Boulevard, Suite 100Suwanee, Georgia 30024 The undersigned hereby constitutes and appoints Brent Morrison and Benjamin A. Waites, and each of them individually, each with full power of substitution and resubstitution, to vote in the manner specified below the number of shares of the common stock of Regional Health Properties, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Company’s 2020 Annual Meeting of Shareholders to be held on Wednesday, December 16, 2020, at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia, at 10:00 a.m., local time (the “Annual Meeting”), and at any adjournments or postponements thereof, upon the proposals described in the Notice of 2020 Annual Meeting of Shareholders and Proxy Statement, the receipt of which is acknowledged. The above-named proxies of the undersigned are further authorized and directed to vote, in their discretion, on any adjournments or postponements of the Annual Meeting and on such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THEN THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. (Continued, and to be marked, dated and signed, on the other side)